AMENDED AND RESTATED
                    STOCK SUBSCRIPTION AND PURCHASE AGREEMENT
                                     BETWEEN
                      SOUTHERN PACIFIC FUNDING CORPORATION
                                       AND
                          THE GOLDMAN SACHS GROUP, INC.


                     AMENDED AND RESTATED AS OF MAY 21, 1999

                              AMENDED AND RESTATED
                    STOCK SUBSCRIPTION AND PURCHASE AGREEMENT

                  This Amended and Restated Stock Subscription and Purchase Agreement ("Agreement") is dated as of May 21, 1999, by and between SOUTHERN PACIFIC FUNDING CORPORATION, a California corporation, acting in its capacity as Debtor-in-Possession (in such capacity, referred to as the "Debtor"), and THE GOLDMAN SACHS GROUP, INC., a Delaware corporation ("Subscriber").

                                    RECITALS
                                    --------

         A. On October 1, 1998, Southern Pacific Funding Corporation, a California corporation (referred to generally as the "Company") filed for bankruptcy under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Oregon (the "Bankruptcy Case"). The assets of the Company constitute a bankruptcy estate supervised and managed by the Company as Debtor-in-Possession for the benefit of the Company's creditors.

         B. Debtor has filed its Plan of Reorganization, which will be amended promptly after the parties have signed and delivered this Agreement. Debtor is seeking confirmation of such plan, as amended, from the United States Bankruptcy Court for the District of Oregon or such other court or adjunct thereof that exercises jurisdiction over the Bankruptcy Case (the "Bankruptcy Court").

         C. Pursuant to the Plan of Reorganization (after entry of the Confirmation Order and as of the effective date of the Plan of Reorganization (such event, the "Effective Date"), all of the capital stock of the Company outstanding prior to the Effective Date will be canceled and 10,000 shares of common stock of the Company (the "Shares") will be issued to Subscriber as provided in this Agreement. The Company, upon the Effective Date is referred to as the "Reorganized Company". The Shares will constitute all of the capital stock of the Reorganized Company on and after the Effective Date.

         D. Prior to the Closing, the Company will create the Cash-Flow Instrument described in this Agreement, representing a right to receive a percentage of the cash flows from the assets reflected on Schedule 2.1.2 for the benefit of its creditors. At the Closing, but prior to issuance of the Shares, the Reorganized Company will distribute to the Liquidating Trust the Cash-Flow Instrument described in this Agreement. All Company assets (other than those listed in Schedule 2.1.2) either (1) will be sold by the Company pursuant to the Asset Purchase Agreement immediately prior to Closing in exchange for a cash purchase price and a right to receive 50 percent of the cash flows from the assets sold (as set forth in the Asset Purchase Agreement), or (2) will be distributed to the Liquidating Trust prior to Closing.

         E. Debtor desires to cause the Reorganized Company to issue, and Subscriber desires to purchase, all of the Shares for the consideration and on the terms set forth in this Agreement.

                                    AGREEMENT
                                    ---------

                  The parties, intending to be legally bound, agree as follows:

1.       DEFINITIONS

                  For  purposes  of  this  Agreement,   capitalized   terms  not
otherwise defined have the meanings given in Appendix I attached to and hereby incorporated into this Agreement by reference.

2.       SUBSCRIPTION,   SALE  AND  TRANSFER  OF  SHARES;   PURCHASE  PRICE  AND
         CONTINGENT OBLIGATION; CLOSING

         2.1      SHARES; ASSETS; EXCLUDED ASSETS

                  2.1.1. Subject to the terms and conditions of this Agreement, the Reorganized Company will direct its officers to take all actions necessary to issue, sell and transfer the Shares to Subscriber at Closing, and Subscriber will subscribe for and purchase the Shares from the Reorganized Company. Upon
                  Closing, the Subscriber will pay the Purchase Price in accordance with Sections 2.6.2(a) and 2.6.2(b).

                  2.1.2. At Closing, upon acquisition of the Shares by Subscriber, the Reorganized Company's assets and liabilities will consist of all of the assets and liabilities listed on
                  Schedule 2.1.2 (the "Assets" and "Liabilities," respectively, together with the Asset Cash Flow Instrument, which is excluded from the defined term "Assets") and no other liabilities. At Closing but immediately prior to issuance of the Shares, Debtor will transfer all other assets and liabilities not set forth on Schedule 2.1.2 to the Liquidating Trust or pursuant to the Asset Purchase Agreement.

         2.2      PURCHASE PRICE

                  The subscription and purchase price (the "Purchase Price") for the Shares is $26,885,232 minus the Cash Price Adjustment Amount. The Cash Price Adjustment Amount will be equal to 50 percent of the cash distributions received by the Company between April 1, 1999, and the Closing Date with respect to the Residual Certificates. Subscriber will pay the Purchase Price in immediately available funds at Closing.

         2.3 CASH FLOW INSTRUMENT

                  2.3.1. At Closing, the Reorganized Company (immediately prior to issuing the Shares to Subscriber) will distribute to the Liquidating Trust an instrument in the form of Exhibit 2.3.1 (the "Cash-Flow Instrument"). Subject to the payment provisions of Section 2.3.5(a), the Cash-Flow Instrument will provide for periodic payments to the Holder of the following:

                           (a)  the sum (without duplication) of:

                                (i) the  Applicable  Percentage  of all  pre-tax
                           cash flows and other amounts, if any, paid or payable in respect of the "Asset Cash Flow Instrument" as defined in the Asset Purchase Agreement (the "Asset Purchase Cash Flows"); and

                                (ii) the  Applicable  Percentage  of each of the
                           following (referred to collectively before application of the Applicable Percentage as the "Residual Cash Flows") with respect to the Assets and Asset Proceeds. ("Asset Proceeds" means any securities or tangible consideration received on a sale or transfer of Assets to a non-Related Person of Subscriber, or any securities retained by the Reorganized Company in connection with the securitization of any Assets.):

                                (A) the aggregate of all pre-tax cash flows from each of the Assets and Asset Proceeds from the Closing Date until a sale (or transfer)  or  Financing  Transaction  with
                                     respect  to the  related  Assets  or  Asset
                                     Proceeds,  it  being  agreed  that the cash
                                     flows will continue to be payable to Holder
                                     after  any sale or  transfer  to a  Related
                                     Person of the Subscriber (other than a sale
                                     or   transfer   to  a  Related   Person  of
                                     Subscriber   for  the   sole   purpose   of
                                     facilitating  a Financing  Transaction)  or
                                     pursuant to a transaction that has not been
                                     found  by  the   board  of   directors   of
                                     Reorganized Company to be an arms-length transaction; plus

                                (B) all pre-tax Proceeds from any sales or transfers of any Asset or Asset Proceeds or portion of an Asset or Asset Proceeds; plus

                                (C) all pre-tax Proceeds from any Financing Transactions entered into by the Reorganized Company with respect to any of the Assets or Asset Proceeds and all Hedging Gains;

                           (the Applicable Percentage of Asset Purchase Cash Flows plus the Applicable Percentage of Residual Cash Flows are the "Total Cash Flows.");

                           (b) minus the Applicable Percentage of otherwise unreimbursed Out-of-Pocket Expenses incurred by Reorganized Company (such amounts, the "Holder-Allocated Expenses"); plus

                           (c) any Holder Tax Adjustment Amount.

                  2.3.2. The periodic payment (each a "Distribution") made with respect to the Cash Flow Instrument each month, for a period commencing on the fifth day of a calendar month and ending on the fourth day of the next calendar month, commencing with the first full such period following the Closing Date (each such period, a "Cash Flow Period") will equal (i) the sum of (a) Total Cash Flows received by the Reorganized Company during such Cash Flow Period (or from the Closing Date through the last day of the first Cash Flow Period, in the case of the first Distribution) plus (b) any previously unpaid Holder Tax Adjustment Amount minus (ii) Holder-Allocated Expenses not previously applied in reduction of Total Cash Flows.

                  2.3.3. Out-of-Pocket Expenses means:

                           (a) Direct Third Party out-of-pocket expenses reasonably incurred by the Company or by Subscriber or a Related Person of Subscriber directly on behalf of the Company with respect to the Assets and Asset Proceeds, not otherwise reimbursable from a third party and directly related to the ownership, servicing (including without limitation, any transfer of servicing, engagement of sub-servicers, or financing of corporate (i.e., non-principal and interest) servicer advances), maintenance, collection from, realization of value from, evaluation of, protection, financing and sale of Assets and Asset Proceeds, all in the Ordinary Course of Business or with respect to a sale or Financing Transaction.

                           (b) For  purposes of  servicing  fees as described in
                  Section 2.3.3(a) (including primary and special servicing), Out-of-Pocket Expenses means 35 basis points (except with respect to Securitization Trust 1998-H1, for which Out-of-Pocket Expenses means 75 basis points), together with ancillary fees and investment income on collection accounts.

                           (c) Notwithstanding  Section 2.3.3(a),  Out-of-Pocket
                  Expenses specifically include:

                                (i) Hedging Losses and carrying costs of hedging
                           transactions;

                                (ii) transfer fees or other costs charged by the
                           existing servicer or sub-servicer in connection with the transfer of servicing operations as set forth in
                           Section 2.7.1;

                                (iii) principal and interest repaid on any Financing Transaction;

                                (iv) interest expense incurred in connection with financing corporate (i.e., non-principal and interest) servicer advances with a Related Person of Subscriber at a market rate of interest for a loan of comparable credit risk;

                                (v) fees and expenses  incurred  with respect to
                           Subscriber or a Related Person of Subscriber in connection with a sale or Financing Transaction, but only to the extent such fees are consistent with market rates and industry standards and are approved by the Holder, which approval shall not be unreasonably withheld ("Related Person Expenses"). Related Person Expenses shall be deemed to be approved if not objected to within 21 days after Holder receives a detailed report from the Company together with a request for approval;

                                (vi) expenses incurred with respect to the Liabilities of the Company other than with respect to the Cash Flow Instrument;

                                (vii) any  otherwise  reimbursable  Third  Party
                           expense that the Reorganized Company has determined to be uncollectible; and

                                (viii)  the  payments,   if  any,  made  by  the
                           Reorganized   Company   with   respect  to  severance
                           payments to employees of the Liquidating Trust.

                           (d) Notwithstanding  Section 2.3.3(a),  Out-of-Pocket
                  Expenses specifically exclude:

                                (i) amounts  payable by  Reorganized  Company to
                           the Reserve pursuant to Section 2.3.7;

                                (ii) any  management  fees with  respect  to the
                           Assets; and

                                (iii) overhead, salaries and similar expenses of
                           Subscriber or any Related Person of Subscriber, except as permitted under Section 2.3.3(c)(iv).

                  2.3.4. The Reorganized Company will deposit the Distributions for each month after payments required to be made to Subscriber pursuant to Sections 2.3.5(a)(i), (ii) or (iii) into a segregated reserve account (the "Florida Reserve") for a period of time. The funds deposited in the Florida Reserve will be invested at the direction of the Reorganized Company only in Eligible Investments for the benefit of Holder (and Holder shall be responsible to report such investment income and pay income taxes thereon), and may be used (together with any income on Eligible Investments) by the

                  Reorganized Company only to repurchase each and every mortgage loan out of the Securitization Trusts in the amount and as specified in the settlement or finding referred to below (including accrued interest and other amounts required to be paid under the applicable Pooling and Servicing Agreement) pursuant to the requirements of a binding settlement or a finding that any such mortgage loans are owned by or encumbered in favor of Oceanmark Bank F.S.B. in a final, unappealable judgment entered by a court of competent jurisdiction with respect to the Florida Case (such settlement or judgment, the "Florida Case Resolution"). When the obligations of the Reorganized Company under the Florida Case Resolution are fully satisfied the Reorganized Company will immediately release all remaining funds in the Florida Reserve to Holder.

                  2.3.5. The terms of the Cash-Flow Instrument will provide that amounts payable as Distributions from Asset Purchase Cash Flows and Residual Cash Flows shall be applied in the following order:

                           (a) (i) first, to payment to Subscriber of any unpaid Preferred Return;

                                    (ii) second, to the payment to Subscriber on
                           behalf of the Company of any unpaid Company Tax Adjustment Amount;

                                    (iii) third, to the payment of principal and
                           interest on Holder Expense Loans;

                                    (iv)  fourth,  to the funding of the Florida
                           Reserve, if still applicable;

                                    (v) fifth,  to the funding of Holder's share
                           (i.e., 50 percent times the Factor) of the Reserve); and

                                    (vi) finally, to Holder.

                           (b) The  Distribution  for a particular month will be
                  paid on or before the third business day following the end of the related Cash Flow Period, provided that if the amount to be paid to Holder is less than $100,000, the Reorganized Company may defer payment (at its option) until the following month (or such later time as the amount to be paid equals or exceeds $100,000).

                           (c) The Cash Flow  Instrument  shall also provide (i)
                  the Cash Flow  Instrument  will be evidenced by  certificates;
                  (ii) the Company will keep an appropriate register of the certificates; (iii) transfers of certificates shall be prohibited unless an appropriate opinion of counsel satisfactory to the Company with respect to securities laws matters has been first obtained; (iv) procedures to approve action by multiple Holders; and (v) other provisions, all as more fully in Exhibit 2.3.1.

                  2.3.6. Reorganized Company agrees:

                           (a) to make  monthly  deposits  of its  share  of the
                  Reserve (i.e., 100 percent minus Holder's share of the Reserve), which amounts shall not constitute an Out-of-Pocket Expense, and

                           (b) that it will not sell or transfer any interest in
                  and will not engage in a Financing Transaction with respect to the Asset Cash Flow Instrument.

                  2.3.7. Subscriber agrees to make capital contributions to Company each month in cash to the extent the Residual Cash Flows remaining after payment of Distributions together with the proceeds of any Holder Expense Loan made during such month are insufficient to pay all expenses and liabilities of the Company together with the requirement to fund the Reserve pursuant to Section 2.3.6(a) (such contributions, the "Required Capital Contributions"), subject to the limitation that Required Capital Contributions to pay an unpaid Holder Tax Adjustment Amount may be limited during any month to an amount equal to all pre-tax cash flows and other amounts, if any, paid or payable in respect of the Asset Cash Flow Instrument minus the Out-of-Pocket Expenses plus the Holder-Allocated Expenses for the month.

                  Required Capital Contributions are not entitled to a preferred return of any kind and no portion of the Required Capital Contributions shall be eligible for treatment as Out-of-Pocket Expenses.

                  2.3.8. The terms and conditions of this Section 2.3 reflect the intent and agreement of the parties. In the case of any conflict between the terms of this Agreement and the terms of the Cash-Flow Instrument, however, the terms of the Cash-Flow Instrument control.

         2.4 ADDITIONAL COVENANTS AGREEMENT; LIQUIDATING TRUST

                  2.4.1. The Plan of Reorganization will provide for Subscriber and Reorganized Company to enter into an agreement with the Liquidating Trust and Asset Company in the form of Exhibit
                  2.4.1  (the  "Additional  Covenants  Agreement"),   with  such
                  further changes as the parties may agree are necessary, desirable, or appropriate; provided that nothing contained herein shall be construed to require Subscriber or Asset Company to agree to any such change. The Additional Covenants Agreement will contain all of the substantive provisions of
                  Exhibit 2.4.1, including a provision requiring Reorganized Company to distribute to the Liquidating Trust any payments received before or after Closing as a result of the Debtor, Liquidating Trust, or Reorganized Company prevailing in any Proceeding against a third party for activities occurring prior to Closing, except that Reorganized Company will retain any payments received with respect to Proceedings that (i) are related to one or more particular mortgage loans held in the Securitization Trusts on the Closing Date, (ii) affect the interests or performance of the master servicer of such loans, such as claims that the Company, as master servicer, may bring on behalf of a Securitization Trust; or (iii) are related to failure by the Trustee under any Securitization Trust or any Prepayment Penalty Trust Certificates to properly calculate the cash flows to the certificate holders from any such Trust or Certificate.

                  The Additional Covenants Agreement will also provide that the Liquidating Trust will provide Reorganized Company access to the books and records of the Company and the opportunity to make copies at its expense, and that, upon dissolution of the Liquidating Trust, all such books and records shall be delivered by the Liquidating Trust to the Reorganized Company.

                  2.4.2. Debtor covenants that the Liquidating Trust Agreement will not obligate the Reorganized Company to any material obligation or impose any material liability or expense on the Reorganized Company effective or imposed after the Closing Date (except as expressly provided herein) without the consent of Subscriber.

         2.5 CLOSING

                  The completion of the subscription, issuance, purchase and sale of the Shares provided for in this Agreement (the "Closing") will take place at the offices of Thacher Proffitt & Wood, at Two World Trade Center, New York, New York 10048, at 11:00 am Eastern Daylight Time on the later of (a) the date that is two business days after the Confirmation Order becomes final and nonappealable, and not otherwise subject to a stay, and (b) the date that is two business days following the termination of the applicable waiting period under the HSR Act, or at such other time and place as the parties may agree. Subject to the provisions of Section 9, this Agreement will not terminate and no party will be relieved of any obligation under this Agreement if the subscription, issuance, purchase and sale of the Shares contemplated by this Agreement is not completed on the date and time and at the place determined pursuant to this Section 2.5.

         2.6 DELIVERIES

                           At Closing (unless otherwise specified below):

                  2.6.1. The Reorganized Company will deliver to Subscriber at Closing (except as specified in clause (c) below):

                           (a)  certificates   representing  the  Shares,   duly
                  endorsed (or accompanied by duly executed stock powers) for transfer to Subscriber;

                           (b) a certificate signed on behalf of the Reorganized
                  Company in which the Reorganized Company represents and warrants to Subscriber that each of Debtor's representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made by the Reorganized Company on the Closing Date (giving full effect to any supplements to the Disclosure Schedules that were delivered to Subscriber prior to the Closing Date in accordance with
                  Section 5.4);

                           (c) at least ten calendar  days prior to the Closing,
                  to the extent not previously provided, copies of all relevant material documents regarding the rights and obligations of the Company, Advanta Mortgage Corp., USA, MBIA Insurance Corporation, Norwest Bank Minnesota, National Association, and Bankers Trust in connection with the Assets and the Purchased Assets (the "Material Documents");

                           (d) certification from the Reorganized Company, Advanta Mortgage Corp., USA, MBIA Insurance Corporation,
                  Norwest Bank Minnesota, National Association, and Bankers Trust that there are no relevant material documents other than the Material Documents given to Subscriber;

                           (e) certificates  signed by each of Company,  Norwest
                  Bank Minnesota, National Association, and MBIA Insurance Corporation stating that the Company is in compliance with all terms and provisions of the Material Documents to which the signer is a party, unless (other than in the case of the Reorganized Company) the Company has furnished Subscriber with a forbearance agreement (which may, in the case of Norwest Bank Minnesota, National Association, and MBIA Insurance Corporation, be the Settlement Agreement) in which the relevant party agrees not to enforce its rights or remedies against the Company or to waive defaults in connection with any noncompliance.

                           (f) a fully  executed copy of a settlement  agreement
                  among Debtor, Norwest Bank Minnesota, National Association and MBIA Insurance Corporation (the "Settlement Agreement") with substantially those terms set forth in Exhibit 2.6.1(f), with such changes thereto as have been consented to by Subscriber in writing;

                           (g) a certificate  signed by Norwest Bank  Minnesota,
                  National Association to the effect that the Debtor has prior to the Closing Date (i) fully performed its obligation under the Settlement Agreement to repurchase Critical Exception Loans (as defined in the Settlement Agreement) from the related Securitization Trusts and (ii) repurchased all Phantom Loans (as defined in the Settlement Agreement) at par plus accrued and unpaid interest and all unreimbursed Advances from the related Securitization Trusts;

                           (h) an opinion or opinions of counsel with respect to
                  such matters as Subscriber may reasonably request as to the matters specified in Exhibit 2.6.1(h);

                           (i) fully executed  copies of each of the Liquidating
                  Trust Agreement and the Additional Covenants Agreement; and

                           (j) all original  servicing files and base files with
                  respect to the Company Master Servicer Trusts, at Debtor's expense.

                  2.6.2. Subscriber will deliver to or for the account of Reorganized Company at Closing:

                           (a) a  portion  of the  Purchase  Price  equal to the
                  amount owing on the DIP Financing Agreement after application of the proceeds payable pursuant to the Asset Purchase Agreement sent by wire transfer to Account Number ABA#:
                  021000089 at Citibank, clearance account 87709012600; directed to account 9253549 in the name of Goldman, Sachs & Co.;

                           (b) the remaining  balance of the Purchase Price sent
                  by wire transfer to the account in the name of the Reorganized Company (designated for immediate distribution by wire transfer to an account in the name of the Liquidating Trust) designated at least two business days before Closing;

                           (c) a  certificate  signed  by  Subscriber  in  which
                  Subscriber represents and warrants to Reorganized Company that each of Subscriber's representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as if made on the Closing Date; and

                           (d) an opinion of counsel of Subscriber (which may be
                  in-house counsel), dated the Closing Date, with respect to the due authorization, execution and delivery by, and enforceability (subject to customary exceptions) against, Subscriber of this Agreement.

                  2.6.3. The Liquidating Trust will deliver to the Reorganized Company at Closing the Additional Covenants Agreement and an income tax Form W-9.

                  2.6.4. Immediately prior to issuing the Shares to Subscriber, Debtor will issue the Cash-Flow Instrument to the Liquidating Trust in accordance with Section 2.3 in a transaction exempt from registration under the Securities Act and any applicable state securities laws.

                  2.6.5. Prior to Closing, Debtor, and the trustees of the Liquidating Trust will enter into the Liquidating Trust Agreement.

                  2.6.6. Prior to Closing, Reorganized Company, Subscriber and the Liquidating Trust will enter into the Additional Covenants Agreement.

         2.7 TRANSFER OF SERVICING

         Debtor agrees, if requested by Subscriber, to use its Best Efforts to enter into an agreement with a subservicer to assure the proper servicing of the mortgage loans in the Securitization Trusts subsequent to Closing in accordance with the Pooling and Servicing Agreements, on an interim basis prior to a transfer of the servicing to a subservicer selected by the Reorganized Company subsequent to Closing (such agreement, the "Subservicing Agreement"). Debtor agrees that, if notified by Subscriber on or prior to May 31 that the Subscriber wishes to engage employees of the Liquidating Trust to fulfill the Reorganized Company's servicing obligations following the Closing Date, the Debtor will use its Best Efforts to cause the Liquidating Trust to enter into an agreement pursuant to which it will provide for a mutually acceptable fee specified therein, the services of its employees to the Reorganized Company for a period expiring on the date specified by Subscriber, not later than August 31, 1999.

                  2.7.1. Subscriber and Debtor agree that the servicing transfer fees and other costs charged by the existing servicer or sub-servicer in connection with the transfer of servicing operations shall constitute Out-of-Pocket Expenses.

                  2.7.2. Subscriber and Debtor agree that Reorganized Company must deliver to the Liquidating Trust the amount of all advances properly made by the Company in accordance with the terms of the Pooling and Servicing Agreement ("Advances") and outstanding with respect to the Securitization Trusts for which Reorganized Company holds Master Servicing ("Company Master Servicer Trusts") on the date of the transfer of the related servicing operations. Subscriber intends that the Subservicing Agreement will provide that the new sub-servicer will reimburse the Liquidating Trust for all such Advances made by the Company with respect to the Company Master Servicer Trusts and will assume responsibility for all servicer advances after such date of transfer. If any Advances are not reimbursed at the time of servicing transfer under the Subservicing Agreement or if there is no servicing transfer by July 31, 1999, all unreimbursed Advances will be paid by Reorganized Company to the Liquidating Trust within 10 days thereafter.

         2.8 BREAK-UP FEE

                  2.8.1. It is the understanding of the parties that, by order of the Bankruptcy Court entered April 15, 1999 (as applied to Subscriber), Debtor obtained the authority to pay Subscriber $2,000,000 (the "Break-Up Fee") if:

                           (a) on or before April 30, 1999 (which Debtor, in the
                  exercise of its discretion, has extended through May 6, 1999), Subscriber (or any Related Person) enters into the Subscriber Definitive Agreements;

                           (b) the Subscriber  Definitive Agreements contain the
                  same or better economic terms as contained in the letter of intent signed by Debtor and a Related Person of Subscriber on April 26, 1999;

                           (c) no material  breach  (including  an  anticipatory
                  breach) by Subscriber (or any Related Person) of the agreements contained in the Subscriber Definitive Agreements has occurred and is continuing; and

                           (d) Debtor sells the capital  stock of the Company or
                  substantially   all  of  its  assets  to  someone  other  than
                  Subscriber or a Related Person.

                  2.8.2. Debtor agrees that Subscriber satisfies conditions (a) and (b) set forth in Section 2.8.1. Debtor will use its Best Efforts to obtain an Order from the Bankruptcy Court that provides in substance: (i) that Subscriber is entitled to the Break-Up Fee from the proceeds of a sale if the conditions set forth in (c) and (d) of Section 2.8.1 are satisfied and Subscriber and Asset Company are otherwise ready, willing and able to complete Closing of all Contemplated Transactions in accordance with the terms of the Subscriber Definitive Agreements (or are unwilling to complete Closing only because of a willful Breach by Debtor); and (ii) that Subscriber is entitled to the Break-Up Fee under certain circumstances after a willful breach by Debtor, as provided in Sections 9.2 and 9.3.


                  2.8.3. The provisions of this Section 2.8 shall survive any termination of this Agreement.


         2.9 ASSIGNMENT TO RELATED PERSON

                  Subscriber agrees that, in the event it assigns its rights and obligations under this Agreement to an assignee (who must be a wholly-owned Related Person), Subscriber will remain liable for all obligations under this Agreement to be performed by the Subscriber at or before Closing. Subscriber agrees that in the event that its assignee fails to perform its obligation to make a Subscriber Contribution pursuant to Section 6.4, Subscriber will make the required Subscriber Contribution on its behalf.

         2.10 OVERBID PROCEDURES

         Debtor agrees to use its Best Efforts to obtain an Order of the Bankruptcy Court substantially in the form of Exhibit 2.10, and Debtor agrees to abide by and comply with the procedures set forth therein.

3.       REPRESENTATIONS AND WARRANTIES OF DEBTOR

                  Debtor represents and warrants to Subscriber as follows:

         3.1 ORGANIZATION AND GOOD STANDING

                  3.1.1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of California. Subject to the jurisdiction and powers of the Bankruptcy Court over the Company, the Company has full corporate power and authority and, except as set forth on Schedule 3.1.1, has all necessary licenses, permits and approvals to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Assumed Contracts identified in Schedule 3.7.

                  3.1.2. Debtor has delivered to Subscriber copies of the Organizational Documents of the Company, as currently in effect.

         3.2 AUTHORITY; NO CONFLICT

                  3.2.1. Upon approval of the Contemplated Transactions by the Bankruptcy Court, the Debtor Definitive Agreements will constitute the legal, valid, and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms. Subject to the requirement of Bankruptcy Court approval, Debtor has the absolute and unrestricted right, power, authority, and capacity to execute and deliver the Debtor Definitive Agreements and to perform its obligations under the Debtor Definitive Agreements.

                  3.2.2. Except as set forth in Schedule 3.2.2, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

                           (a) contravene, conflict with, or result in a violation of (i) any provision of the Organizational Documents of the Company, or (ii) any currently effective resolution adopted by the board of directors of the Company;

                           (b) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Assumed Contract; or

                           (c) result in the imposition or creation of any Encumbrance upon or with respect to any of the Assets (except as expressly approved in this Agreement).

                  3.2.3. Except for procedures and requirements of the Bankruptcy Court, the Company is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         3.3 CAPITALIZATION

                  As of Closing, the authorized equity securities of Reorganized Company will consist of 10,000 shares of common stock, with no par value, constituting the Shares to be newly issued to Subscriber. Upon issuance to Subscriber, the Shares will be free and clear of all Encumbrances.

         3.4 BOOKS AND RECORDS

                  After Closing, the books and records of the Company in existence as of the Closing Date will remain in the custody and control of the Liquidating Trust, as provided in the Additional Covenants Agreement.

         3.5 TAXES

                  3.5.1. The Company has filed or will file before Closing all Tax Returns for the 1998 taxable year and all earlier taxable years that are or were required pursuant to applicable Legal Requirements. Subscriber will have a reasonable opportunity to review and provide comments with respect to all Tax Returns filed after the date of this Agreement and before the Closing Date. Debtor has made available to Subscriber copies of, and
                  Schedule 3.5.1 contains, a complete and accurate list of, all such Tax Returns relating to income or franchise taxes filed for the short tax year beginning June 14, 1996 and ending December 31, 1996, and subsequent tax years through the 1998 taxable year.

                  3.5.2. The Plan of Reorganization will provide that for the 1999 taxable year:

                           (a) Unless  advised  otherwise by  Subscriber  before
                  Closing, the Reorganized Company will become a member of a group of corporations filing a consolidated federal income tax return effective upon or immediately after the Closing Date (or under federal and any applicable State income tax laws Debtor's taxable year will end on the Closing Date with respect to such taxing jurisdictions) and:

                                (i) the taxable  income of Debtor for the period
                           from January 1, 1999, through and including the Closing Date (the "Short Year") will be referred to as the "Short-Year Income";

                                (ii) the  Liquidating  Trust will,  on behalf of
                           the Debtor, timely file (including any applicable extensions) all Tax Returns for a taxable year of the Debtor that ends on the Closing Date (the "Short-Year Returns") and the Liquidating Trust will make reasonable efforts to file these returns by November 1, 1999, even if not legally required to do so. The Reorganized Company will have a reasonable opportunity to review and provide comments on the federal, California and Oregon Short-Year Returns before they are filed;

                                (iii) the  Liquidating  Trust will be liable for
                           paying the Tax on the Short-Year Income in each jurisdiction for which a Short-Year Return is to be filed (the "Short-Year Tax"), and its liability for the Short-Year Tax will be an allowed claim against Debtor's bankruptcy estate in the Plan of Reorganization and will be treated as a first priority claim (i.e., an administrative expense); and

                                (iv) the Reorganized  Company will be discharged
                           from any obligation to pay the Short-Year Tax.

                           (b) If the  Reorganized  Company is not a member of a
                  consolidated (or equivalent) tax filing group effective upon or immediately after the Closing Date in any applicable taxing jurisdiction, or if the Closing Date is not the last day of the Debtor's taxable year for Tax purposes, then the Reorganized Company agrees to prepare and file its 1999 Tax Returns in a timely fashion (taking into account extensions), will be responsible to pay taxes due for such taxable year to the extent provided in this paragraph, and will provide the Liquidating Trust with notice of such filing. In such event, the Liquidating Trust's liability for paying the Tax in respect of the 1999 taxable year will be limited to the amount of the Reorganized Company's incremental additional Tax liability for the 1999 taxable year over the Tax liability that would have resulted had the Closing Date been the last day of a Short Year (the "Deemed Short Year") taking into account for federal income tax purposes only the extent to which the Reorganized Company's Tax Attributes are affected (adversely or otherwise) by taxable income in respect of the Deemed Short Year. Accordingly, for avoidance of doubt, if the Reorganized Company's Tax liability is not greater for taxable year 1999 than it would have been had the Deemed Short Year been a Short Year and the Reorganized Company's Tax Attributes are not adversely affected in respect of Deemed Short Year income, then the Liquidating Trust shall not have any liability for the Reorganized Company's 1999 taxable income. For state (and local) income tax purposes, the liability of the Liquidating Trust for Taxes in any jurisdiction under this paragraph (b) shall not exceed the liability for Taxes that would have been owing if the Deemed Short Year had actually been a separate taxable year of Debtor.

                  3.5.3. The Plan of Reorganization will require the Liquidating Trust to request a prompt determination of the state and federal Prepetition Tax Liabilities of the Company pursuant to
                  Section 505(a) of the Bankruptcy Code for any tax year ending after June 15, 1996 (the day after the effective date of the Company's initial public offering). The Plan of Reorganization will also provide that (i) the Liquidating Trust will pay (on behalf of the Company) any Tax that the Company must pay as a result of any such determinations, and (ii) the Reorganized Company will pay to the Liquidating Trust any Tax refunds it receives as a result of any such determinations.

                  3.5.4. The Plan of Reorganization will require the Liquidating Trust, pursuant to Section 505(b) of the Bankruptcy Code, to request a prompt determination of any unpaid liability of the Debtor for any Tax incurred during the administration of the Bankruptcy Case with respect to its 1998 taxable year and (if applicable) the Short Year and the Liquidating Trust shall be liable to pay any Taxes with respect to such taxable year..

                  3.5.5. The Reorganized Company and the Liquidating Trust may both participate in all material aspects of the federal income tax audits with respect to the Company and the Assets for any taxable year beginning after June 14, 1996 (the effective date of the Company's initial public offering) and ending on or before December 31, 1998 (except that the Liquidating Trust will have no right to participate in any audit of a tax year unless it is responsible to pay a portion of the Tax due with respect to such Tax year) and each will provide the other with contemporaneous notice of any communication with the relevant tax authorities (as set forth in the Additional Covenants Agreement). As further provided in the Additional Covenants
                  Agreement, the Liquidating Trust will consult with the Reorganized Company before making or accepting any proposed settlement with respect to the Assets in connection with taxable years beginning before the Closing that reasonably would affect the Reorganized Company. Notwithstanding the foregoing, the Liquidating Trust will make final decisions with respect to Tax settlements for taxable years ending on or before the Closing Date and the Reorganized Company will make the final decisions with respect to Tax settlements for taxable years ending after the Closing Date.

                  3.5.6. The Plan of Reorganization will provide for the Liquidating Trust to assume any and all liability for Taxes payable by the Company in connection with the Company's operations and subsidiaries located outside of the United States prior to and including the Closing Date, including, without limitation, any Tax liability in excess of amounts reported on the Company's Tax Returns, and the Reorganized Company will be discharged from any such liability.

                  3.5.7. The Plan of Reorganization will provide that a nationally-recognized accounting firm selected by Subscriber and reasonably acceptable to the Liquidating Trust (the "Tax Expert") will finally decide all disputes and controversies with respect to this Section 3.5 by submission of a reasonably detailed written decision, and that the Tax Expert, before reaching any such decision, must allow the Liquidating Trust and Subscriber a reasonable opportunity to provide information and respond to issues.

         3.6 COMPLIANCE WITH LEGAL REQUIREMENTS; BOARD AND GOVERNMENTAL AUTHORIZATIONS

                  The Company has complied in all material respects with the terms of all orders of the Bankruptcy Court applicable to it. The board of directors of the Company has approved the Debtor Definitive Agreements. Schedule
3.6 contains a complete and accurate list of each Governmental Authorization held by the Company or that otherwise relates to the business of the Company or to any of the Assets.

         3.7 CONTRACTS

                  Schedule 3.7 contains a complete and accurate list, and Debtor has delivered to Subscriber true and complete copies, of:

                           (a) each Assumed Contract;

                           (b)  each  power  of  attorney   that  is   currently
                  effective and outstanding;

                           (c) each  written  warranty,  guaranty,  and or other
                  similar undertaking with respect to contractual performance of any Assumed Contract extended by the Company other than in the Ordinary Course of Business; and

                           (d) each amendment,  supplement,  and modification in
                  respect of any of the foregoing.

         3.8 MORTGAGE LOAN LITIGATION

                  Schedule 3.8 contains a complete and accurate description of all pending or, to the Debtor's Knowledge, Threatened Proceedings relating to the Securitization Trusts, or related to any mortgage loans contained in the Securitization Trusts, including, without limitation, any matter in which any improper lending practice or violation of the Truth in Lending Act (including the Home Owner's Equity Protection Act) or other federal or state lending or consumer protection law is alleged, provided however, such Schedule does not include mortgage loans in the following categories: (1) noncontested judicial foreclosure actions, (2) nonjudicial foreclosures, (3) bankruptcy cases (including adversary proceedings) involving borrowers, (4) judicial foreclosure actions by prior lienholders, or (5) routine title-related litigation (including mechanics' lien, condemnation, and forfeiture actions) in which a defense is being provided by a title company or in which there is no reasonable likelihood of material impairment of the lender's lien.

4.       REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

                  Subscriber represents and warrants to Debtor as follows:

         4.1 ORGANIZATION AND GOOD STANDING

                  Subscriber is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware.

         4.2 AUTHORITY; NO CONFLICT

                  4.2.1. The Subscriber Definitive Agreements constitute the legal, valid, and binding obligations of Subscriber, enforceable against Subscriber in accordance with their respective terms. Subscriber has the partnership right, power, and authority to execute and deliver the Subscriber Definitive Agreements and to perform its obligations under each Subscriber Definitive Agreement.

                  4.2.2. Except as set forth in Schedule 4.2.2, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

                           (a) any provision of Subscriber's Organizational Documents;

                           (b) any resolution  adopted by the board of directors
                  or the stockholders of Subscriber;

                           (c)  any   Legal   Requirement   or  Order  to  which
                  Subscriber may be subject; or

                           (d) any Contract to which Subscriber is a party or by
                  which Subscriber may be bound.

                  4.2.3. Except as set forth in Schedule 4.2.3, Subscriber is not and will not be required to obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         4.3 INVESTMENT INTENT; INVESTMENT COMPANY

                  Subscriber is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Subject to the express provisions of this Agreement, the disposition of the Shares will at all times be within the control of Subscriber. Subscriber agrees that it will sell or transfer the Shares only if such sale or transfer is made pursuant to an effective registration under the Securities Act or pursuant to an exemption from the Securities Act. Subscriber is not an Investment Company within the meaning of the Investment Company Act of 1940.

         4.4 CERTAIN PROCEEDINGS

                  Except for matters raised in connection with the Bankruptcy Case, no pending Proceeding has been commenced against Subscriber that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Subscriber's Knowledge, no such Proceeding has been Threatened.

         4.5 ABSENCE OF BROKER'S FEE OR COMMISSION

                  Neither Subscriber nor any of its Representatives has incurred any liability to pay a broker's fee or commission, in connection with the signing, delivery or performance of this Agreement or entering into the Contemplated Transactions.

         4.6 QUALIFIED INSTITUTIONAL BUYER

                  Subscriber is a "qualified institutional buyer" as defined in Rule 144A of the Securities Act and acknowledges that the Shares have not been registered under the Securities Act.

         4.7 DUE DILIGENCE

                  Subscriber or a Related Person has performed its own thorough due diligence investigation of the Company and the Assets offered for sale and is not relying on any representation or warranty, express or implied, of Debtor or any of its Representatives or third-party vendors, other than those expressly contained in this Agreement.

5.       COVENANTS OF DEBTOR

                  In addition to the covenants set forth in Section 2 and elsewhere in this Agreement, Debtor covenants as follows:

         5.1 ACCESS AND INVESTIGATION

                  Between the date of this Agreement and the Closing Date, Debtor will, and will cause its Representatives to:

                           (a) afford Subscriber and its Representatives (collectively, "Subscriber's Advisors") full and free access to the Company's personnel, properties, Contracts, books and records, and other documents and data and to the Company's sub-servicers, if any, to the extent the Company itself has the right to grant such access (provided that under all circumstances, Subscriber's Advisors will coordinate all visits and communications with management of Debtor upon reasonable notice),

                           (b) furnish Subscriber and Subscriber's Advisors with
                  copies of all such Contracts, books and records, and other existing documents and data as Subscriber may reasonably request,

                           (c) furnish Subscriber and Subscriber's Advisors with
                  such additional financial, operating, and other data and information as Subscriber may reasonably request and

                           (d) furnish to  Subscriber  copies of all Pooling and
                  Servicing Agreements, Trust Agreements, Indentures, and other documents relating to the formation and operation of the Securitization Trusts and the offering of the related securities and remittance reports relating to the Securitization Trusts and all data files relating to the administration of the Securitization Trusts or the Servicing of the underlying mortgage loans prior to Closing.

5.2      OPERATION OF THE COMPANY'S BUSINESS

         Between the date of this Agreement and the Closing Date, Debtor will:

                           (a) conduct the business of the Company (including the current servicing operations and relationships with sub-servicers) only in the Ordinary Course of Business, subject to the limitations and restrictions imposed by the Bankruptcy Code and Bankruptcy Court;

                           (b) use Best  Efforts to preserve  intact the current
                  business organization of the Company, keep available the services of the current officers, employees, and agents of the Company, and maintain the relations with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with the Company;

                           (c) confer  with  Subscriber  concerning  operational
                  matters of a material nature;

                           (d) otherwise report weekly to Subscriber  concerning
                  the status of the business, operations, and finances of the Company; and

                           (e) not  sell  or  encumber  any  Assets,  amend  any
                  Pooling and Servicing Agreement, or enter into any new subservicer agreements or amend any existing subservicer agreements without Subscriber's Consent;

                           (f) not make any new loans to any borrower;

                           (g) not purchase mortgage loans from the Securitization Trusts except as expressly required by the Settlement Agreement, change collection or REO procedures, or change or modify procedures with respect to amending the terms of any mortgage loan without giving prior reasonable notice to Subscriber and two business days for Subscriber to respond; provided, however, that Debtor's notice shall not be deemed to waive any rights of Subscriber under this Agreement in respect of any Breach by Debtor; and

                           (h)  within  seven  days  after   execution  of  this
                  Agreement provide a master servicing data tape to Subscriber.

         5.3 REQUIRED APPROVALS

                  As promptly as practicable after the date of this Agreement and prior to the Closing Date, Debtor will make all filings Company is required to make by Legal Requirements (with the understanding that Subscriber will pay all filing fees for any HSR Act filing, as provided by statute). As promptly as practicable after the date of this Agreement and prior to the Closing Date, Debtor will (a) cooperate with Subscriber with respect to all filings that Subscriber elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions, and (b) cooperate with Subscriber in obtaining all Consents identified in Schedule 4.2.3 (including taking all actions requested by Subscriber to cause early termination of any applicable waiting period under the HSR Act).

         5.4 NOTIFICATION

                  Between the date of this Agreement and the Closing Date, Debtor will promptly notify Subscriber in writing if Debtor becomes aware of any fact or condition that (a) causes or constitutes a Breach of any of Debtor's representations and warranties in this Agreement as of the date of this Agreement, or (b) would cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedules in order to make the Disclosure Schedules accurate as of Closing, Debtor will promptly deliver to Subscriber a supplement to the Disclosure Schedules specifying such change.

         5.5 BEST EFFORTS

                  Between the date of this Agreement and the Closing Date, Debtor will use its Best Efforts to cause the conditions in Section 7 to be satisfied and to complete Closing no later than June 30, 1999. Debtor agrees that any willful breach by it of the Asset Purchase Agreement shall constitute a willful breach of this Agreement.

         5.6 NO SOLICITATION

                  Debtor agrees that until Bankruptcy Court approval (or rejection) of the Break-Up Fee Order described in Section 9.2, Debtor will not, and will not authorize or permit any of its Representatives, directly or indirectly, (a) to solicit, initiate, participate in or encourage any inquiries, negotiations, or discussions with, or provide any information to, any person or group (other than the Subscriber and its Representatives and affiliates) concerning, or encourage the making of any proposal with respect to, any acquisition transaction involving, directly or indirectly, the Company or its securities or assets (other than the assets to be transferred to the Liquidating Trust), or (b) to enter into any agreement, arrangement, or understanding requiring it to abandon, terminate, or fail to consummate this Agreement or any other transactions contemplated by this Agreement (each event described in (a) and (b) above, an "Acquisition Proposal"). Debtor will immediately cease any existing activities, discussions, or negotiations with any parties other than the Subscriber and its Representatives and affiliates conducted prior to the date of this Agreement with respect to any of the activities described in (a) and (b) above. Debtor will immediately (and in any event within 24 hours) communicate to Subscriber the terms of any proposal, discussion, negotiation, or inquiry relating to an Acquisition Proposal (and will disclose all written materials received by Debtor in connection with any such Acquisition Proposal) and the identity of the party making such proposal or inquiry which it may receive in respect of any Acquisition Proposal.

6.       COVENANTS OF SUBSCRIBER

                  In addition to the covenants set forth in Section 2 and elsewhere in this Agreement, Subscriber covenants as follows:

         6.1 APPROVALS OF GOVERNMENTAL BODIES

                  As promptly as practicable after the date of this Agreement and prior to the Closing Date, Subscriber will, and will cause each of its Related Persons to, make all filings required by Legal Requirements to be made by them to consummate the Contemplated Transactions (including all filings under the HSR Act) and will use its Best Efforts to obtain the Consents identified in
Schedule 4.2.3. Between the date of this Agreement and the Closing Date, Subscriber will, and will cause each Related Person to cooperate with Debtor with respect to all filings that Debtor is required by Legal

Requirements   to  make  in  connection  with  the   Contemplated   Transactions
(including, without limitation, by paying the filing fee for any filing under the HSR Act as provided by statute).

         6.2 BEST EFFORTS

                  Between the date of this Agreement and the Closing Date, Subscriber will use its Best Efforts to cause the conditions in Section 7 to be satisfied and to complete Closing no later than June 30, 1999.

         6.3 NOTIFICATION

                  Between the date of this Agreement and the Closing Date, Subscriber will promptly notify Debtor in writing if Subscriber becomes aware of any fact or condition that (a) causes or constitutes a Breach of any of Subscriber's representations and warranties in this Agreement as of the date of this Agreement, or (b) would cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.

         6.4 SUBSCRIBER CONTRIBUTION

                  Subscriber agrees to make a Subscriber Contribution to the extent necessary to satisfy Reorganized Company's obligations to purchase each and every mortgage loan out of the Securitization Trusts (including accrued interest and amounts required to be paid under the applicable Pooling and Servicing Agreement) pursuant to the Florida Case Resolution to the extent the funds contained in the Florida Reserve established pursuant to this Agreement (plus any funds provided by or on behalf of the Liquidating Trust, in each case in its sole and absolute discretion) are insufficient to satisfy such obligations at the time such obligations are due. Subscriber also agrees that any funds remaining in the Florida Reserve will be released to the Liquidating Trust immediately after all obligations under the Florida Case Resolution are satisfied. Within 30 days of making a Subscriber Contribution, Subscriber must elect by delivering written notice to Holder of its election not to receive a Preferred Return (the "Subscriber Election"). If no election is made, Subscriber will be deemed to have elected to receive a Preferred Return.

7.       CONDITIONS PRECEDENT TO SUBSCRIBER'S OBLIGATION TO CLOSE

                  Subscriber's obligation to purchase the Shares and to take the other actions required to be taken by Subscriber at Closing is subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived by Subscriber, in whole or in part):

         7.1 ACCURACY OF REPRESENTATIONS

                  All of Debtor's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without regard to any supplement to the Disclosure Schedules.

         7.2 DEBTOR'S PERFORMANCE

                  7.2.1. All of the covenants and obligations that Debtor is required to perform or to comply with pursuant to this Agreement and the Asset Purchase Agreement at or prior to Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

                  7.2.2. Debtor must have signed and delivered the Asset Purchase Agreement and delivered each document and other item required to be delivered by it pursuant to Section 2.7, and each such document must be in the form attached to this Agreement or otherwise in form and substance satisfactory to Subscriber.

         7.3 CONSENTS

                  Each of the Consents identified in Schedule 4.2.3 must have been obtained and must be in full force and effect.

         7.4 NO INJUNCTION

                  There must not be in effect any Legal Requirement or any injunction or other Order that prohibits the sale of the Shares by Reorganized Company to Subscriber.

         7.5 BANKRUPTCY MATTERS

                  7.5.1. The Plan of Reorganization and Disclosure Statement, as amended and supplemented (in form and substance reasonably satisfactory to Subscriber and containing the provisions described in Section 3.5), must have been filed with the Bankruptcy Court and must not have been withdrawn.

                  7.5.2. The Confirmation Order (in form and substance reasonably satisfactory to Subscriber and containing satisfactory findings with regard to claims of Bankers Trust, Norwest Bank Minnesota, National Association and MBIA Insurance Corporation) must have been entered by the Bankruptcy Court, must be in effect, final and unappealable, and otherwise must not have been stayed or modified in any material respect adverse to Subscriber or Reorganized Company.

                  7.5.3. The Confirmation Order, as entered by the Bankruptcy Court, will contain a provision to the effect that the assets and liabilities of Reorganized Company, upon confirmation and consummation of the Contemplated Transactions, will be as set forth in Schedule 2.1.2.

                  7.5.4. The Confirmation Order will contain a provision stating that Reorganized Company, upon confirmation and consummation of the Contemplated Transactions, will have no liability, contingent or otherwise, for any matter, except for the Liabilities set forth in Schedule 2.1.2.

                  7.5.5. The Confirmation Order will authorize and direct Reorganized Company to perform the obligations of the Debtor under the Debtor Definitive Agreements.

                  7.5.6.  The  Confirmation   Order  will  contain  a  provision
                  substantially similar to the provisions of Sections 3.5.2, 3.5.3, 3.5.4, 3.5.6 and 3.5.7.

         7.6 ASSET PURCHASE

                  The closing of the transactions contemplated by the Asset Purchase Agreement must have occurred.

         7.7 DIP FINANCING

                  All amounts owed by Debtor under the DIP Financing Agreement shall have been paid.

8.       CONDITIONS PRECEDENT TO DEBTOR'S OBLIGATION TO CLOSE

                  Reorganized Company's obligation to sell the Shares and to take the other actions required to be taken by Debtor at Closing is subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived by Debtor or Reorganized Company, in whole or in part):

         8.1 ACCURACY OF REPRESENTATIONS

                  All of Subscriber's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

         8.2 SUBSCRIBER'S PERFORMANCE

                  8.2.1. All of the covenants and obligations that Subscriber is required to perform or to comply with pursuant to this Agreement and the Asset Purchase Agreement at or prior to Closing (considered collectively), and each of these covenants and obligations

                  (considered  individually),   must  have  been  performed  and
                  complied with in all material respects.

                  8.2.2. A Related Person with respect to Subscriber must have signed and delivered the Asset Purchase Agreement and delivered each of the documents and other items required to be delivered by Subscriber pursuant to Section 2.6 and must have made the cash payments required to be made by Subscriber pursuant to Sections 2.6.2(a) and 2.6.2(b).

         8.3 NO INJUNCTION

                  There must not be in effect any Legal Requirement or any injunction or other Order that prohibits the sale of the Shares by Reorganized Company to Subscriber.

         8.4 BANKRUPTCY MATTERS

                  8.4.1. The Plan of Reorganization and Disclosure Statement, as amended and supplemented, must have been filed with the Bankruptcy Court and must not have been withdrawn.

                  8.4.2. The Confirmation Order must have been entered by the Bankruptcy Court, must be in effect, and must not have been stayed or modified in any material respect adverse to Debtor.

                  8.4.3. The Confirmation Order will approve all Debtor Definitive Agreements and all Subscriber Definitive Agreements (including, without limitation, the Asset Purchase Agreement).

         8.5 ASSET PURCHASE

                  The closing of the transactions contemplated by the Asset Purchase Agreement must have occurred.

9.       TERMINATION

         9.1 TERMINATION EVENTS

                  This Agreement may, by notice given prior to or at Closing, be terminated:

                           (a) by either  Subscriber  or  Debtor  if a  material
                  Breach of any provision of this Agreement has been committed by the other party and such Breach has not been cured or waived;

                           (b) by Subscriber if any of the conditions in Section
                  7  has  not  been
                  satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Subscriber to comply with its obligations under this Agreement) and Subscriber has not waived such condition on or before the Closing Date;

                           (c) by Debtor,  if any of the conditions in Section 8
                  has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Debtor to comply with their obligations under this Agreement) and Debtor has not waived such condition on or before the Closing Date;

                           (d) by mutual consent of Subscriber and Debtor;

                           (e) by either Subscriber or Debtor if Closing has not
                  occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before July 31, 1999, or such later date as the parties may agree upon;

                           (f) by Debtor upon the  expiration of three  business
                  days after notice is given by Debtor of its intent to accept another offer to purchase the Company's stock or Assets, subject to payment of the Break-Up Fee in accordance with
                  Section 2.8;

                           (g) by Subscriber  if the Order  described in Section
                  2.8.2 is not granted and Subscriber gives notice of termination to Debtor within three business days after the Bankruptcy Court refuses to enter the order in the form described in Section 2.8.2;

                           (h) by  Subscriber if a letter of intent for the sale
                  of Assets or Debtor's stock is signed with a party unrelated to Subscriber and 20 days have lapsed without definitive agreements being signed, unless Debtor has notified Subscriber within such 20 day period that such letter of intent has been terminated;

                           (i) by  Subscriber if Debtor enters into a definitive
                  agreement for the sale of Assets or Debtor's stock to a party unrelated to Subscriber; or

                           (j) this Agreement shall terminate automatically upon
                  any termination of the Asset Purchase Agreement, without notice or further act. .

         9.2 EFFECT OF TERMINATION

                  Prior to Closing, Subscriber's exclusive remedy for a Breach by Debtor is the exercise of Subscriber's right of termination under Section 9.1 and, where applicable as set forth in Section 2.8 and the related Bankruptcy Court Order, the collection of the Break-Up Fee; provided however, if Debtor willfully breaches its obligations hereunder Subscriber shall be entitled to the Break-Up Fee as permitted pursuant to the related Bankruptcy Court Order. Debtor's right of termination under

Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of its right of termination will not be an election of remedies and will not impair Debtor's right to pursue all legal remedies. Except as set forth in the preceding sentence, if this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate.

         9.3 REVISED DISCLOSURE SCHEDULES

                  If Debtor has provided Subscriber with notice of a Breach pursuant to Section 5.4, any time after the date of this Agreement through the Closing Date, Subscriber's sole options, in its sole discretion, are to complete Closing as scheduled notwithstanding such Breach (in which case the Breach is deemed to have been waived) or to terminate the Agreement pursuant to Section
9.1 by the earlier of five business days from the date Subscriber learned of the Breach or the Closing Date (but under no circumstances will Debtor be liable to Subscriber in connection with any such Breach arising prior to Closing except that, in the case of Debtor's willful breach, Subscriber will be entitled to the Break-Up Fee to the extent provided in the related Order of the Bankruptcy Court).

         9.4 REINSTATEMENT

         In the event Subscriber terminates this Agreement pursuant to Section 9.1(h) or 9.1(i) and the transactions set forth in the definitive agreement described in 9.1(i) or the letter of intent described in Section 9.1(h) are not consummated, Debtor shall immediately give Subscriber notice of such event. Notwithstanding any other provision contained herein, for a period of 15 business days following receipt of such notice, Subscriber shall have the right to reinstate this Agreement without amendment except (i) as may be necessary and appropriate to reflect the passage of time and (ii) except that the date set forth in Section 9.1(e) of July 31, 1999 will be extended 70 days.

10.      GENERAL PROVISIONS

         10.1 EXPENSES

                  Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives. Debtor and the Liquidating Trust will pay all amounts payable to Pentalpha Capital, LLC in connection with this Agreement and the Contemplated Transactions.

         10.2 NOTICES

                  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

Debtor or the Liquidating Trust:
--------------------------------

Southern Pacific Funding Corporation
One Centerpointe Drive, Suite 551
Lake Oswego, Oregon  97035

Attention: Kevin D. Padrick
Facsimile No.:  (503) 598-0662

with a copy to:

Miller, Nash, Wiener, Hager & Carlsen LLP
111 S.W. Fifth Avenue
Suite 3500
Portland, Oregon  97204

Attention:  David W. Brown
Facsimile No.:  (503) 224-0155

Subscriber:
-----------

The Goldman Sachs Group, Inc.
85 Broad Street
New York, New York  10004

Attention:  Marvin Kabatznick
Facsimile No.:  (212) 346-3568

Attention:  Jay Strauss
Facsimile No.:  (212) 902-3876

with a copy to:

Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, New York  10038

Attention:  David C.L. Frauman
Facsimile No.:  (212) 504-6666

         10.3 JURISDICTION; SERVICE OF PROCESS

                  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Oregon, County of Multnomah, or, if it has or can acquire jurisdiction, in the United States District Court or the United States Bankruptcy Court for the District of Oregon, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. In connection with any such action or proceeding, the prevailing party (whether prevailing affirmatively or by means of a successful defense with respect to the issues having the greatest value or importance) will be entitled to recover its costs, including reasonable attorney fees at trial and on any appeal.

         10.4 FURTHER ASSURANCES

                  The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the other agreements referred to in this Agreement.

         10.5 WAIVER

                  Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, no party will be deemed to have waived any of its rights or privileges under this Agreement or the documents referred to in this Agreement unless the waiver is in writing and no waiver given by a party will be applicable except in the specific instance for which it is given.

         10.6 ENTIRE AGREEMENT AND MODIFICATION

                  The parties agree that their respective obligations under this Agreement are deemed to arise as of the date of this Agreement. This Agreement supersedes all prior agreements between the parties and all representations or warranties made by the parties with respect to its subject matter and constitutes (along with the other agreements and documents referred to in this Agreement, including, without limitation, the Plan of Reorganization and Confirmation Order) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. In the event of any inconsistency between the substantive provisions of this Agreement and the substantive provisions of the Plan of Reorganization and Confirmation Order, the substantive provisions of Plan of Reorganization and Confirmation Order will control. This Agreement may not be amended except by a written agreement executed by each of the parties hereto.

         10.7 ASSIGNMENTS, SUCCESSORS, AND THIRD-PARTY RIGHTS

                  Neither party may assign any of its rights under this Agreement without the prior consent of the other party, other than an assignment of the rights of Subscriber to a wholly-owned (direct or indirect) Related Person of Subscriber that affirms in writing that it will be bound to the representations, warranties, and obligations of Subscriber under the Subscriber Definitive Agreements as if it signed the Agreements as the original signatory Subscriber (with such factual changes, such as jurisdiction of organization and type of entity, as reasonably may be required). Subject to the preceding sentence, the Subscriber Definitive Agreements will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns. The Liquidating Trust is an express beneficiary of the covenants and obligations of the parties to this Agreement.

         10.8 SEVERABILITY

                  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         10.9 SECTION HEADINGS; CONSTRUCTION

                  The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         10.10 TIME OF ESSENCE

                  With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

         10.11 GOVERNING LAW

                  THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         10.12 COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                  The  undersigned   parties,   each  acting  through  its  duly
authorized representative, have signed and delivered this Amended and Restated Stock Subscription and Purchase Agreement as of the date first written above.


Subscriber:                                 Debtor:
                                            SOUTHERN PACIFIC FUNDING CORPORATION
THE GOLDMAN SACHS GROUP, INC.

By: /s/ Robert Christie                     By: /s/ Kevin D. Padrick
Name: Robert Christie                           Kevin D. Padrick
Title:  Managing Director                       President

                                  APPENDIX I TO
                    STOCK SUBSCRIPTION AND PURCHASE AGREEMENT
                                  DEFINED TERMS

                  All references in this Appendix I to Sections are references to Sections of this Stock Subscription and Purchase Agreement unless otherwise specified. Unless the context otherwise requires, capitalized terms used in the Stock Subscription and Purchase Agreement, if not otherwise defined, have the following meanings:

                  "ACQUISITION PROPOSAL" has the meaning given in Section 5.6.

                  "ADDITIONAL  COVENANTS  AGREEMENT"  has the  meaning  given in
Section 2.4.1.

                  "ADVANCES" has the meaning given in Section 2.7.2.

                  "AGREEMENT" means, when referring to "this Agreement," the Amended and Restated Stock Subscription and Purchase Agreement dated as of May 21, 1999, between Debtor and Subscriber.

                  "APPLICABLE PERCENTAGE" means, in the case of Asset Purchase Cash Flows, 100% times the Factor and, in the case of Residual Cash Flows and Out-of-Pocket Expenses, 50% times the Factor.

                  "ASSET CASH FLOW  INSTRUMENT" has the meaning given in Section
4.1 of the Asset Purchase Agreement.

                  "ASSET COMPANY" means the buyer of assets identified in the first paragraph of the Asset Purchase Agreement or any permitted assignee thereof.

                  "ASSET   PROCEEDS"   has  the   meaning   given   in   Section
2.3.1(a)(ii).

                  "ASSET PURCHASE AGREEMENT" or "PURCHASE AGREEMENT" means the Amended and Restated Asset Purchase Agreement dated as of May 21, 1999, between Debtor and Asset Company.

                  "ASSET PURCHASE CASH FLOWS" has the meaning given in Section 2.3.1(a)(i).

                  "ASSETS" has the meaning given in Schedule 2.1.2.

                  "ASSUMED CONTRACT", when used in this Agreement, means any Contract entered into by the Company that is (a) included among the contracts to be assumed by the Reorganized Company pursuant to the Plan of Reorganization and
(b) identified on Schedule 3.7.

                  "BANKRUPTCY CASE" has the meaning given in the Recitals to this Agreement.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code.

                  "BANKRUPTCY COURT" has the meaning given in the Recitals to this Agreement.

                  "BEST EFFORTS" means the efforts that a prudent Person who desires to achieve a certain result would use in similar circumstances to achieve the result as expediently as possible.

                  "BREAK-UP FEE" has the meaning given in Section 2.8.1.

                  "BREACH" means (a) any inaccuracy in or breach of, or any failure to perform or comply with, a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement, or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement.

                  "CASH-FLOW INSTRUMENT" has the meaning given in Section 2.3.1.

                  "CASH FLOW PERIOD" has the meaning given in Section 2.3.2.

                  "CASH  PRICE  ADJUSTMENT  AMOUNT"  has the  meaning  given  in
Section 2.2.

                  "CLOSING" has the meaning given in Section 2.5.

                  "CLOSING DATE" means the date and time when Closing actually takes place.

                  "COMPANY" has the meaning given in the Recitals to this Agreement.

                  "COMPANY MASTER SERVICER TRUSTS" means those Securitization Trusts for which the Company acts as master servicer prior to Closing, namely Series 1997-4, 1998-1, 1998-2, and 1998-H1.

                  "COMPANY TAX ADJUSTMENT AMOUNT" means, in the event the Reorganized Company Tax Attributes are less than $77,000,000, the Tax Adjustment Amount; otherwise zero.

                  "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan of Reorganization.

                  "CONSENT" means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

                  "CONTEMPLATED TRANSACTIONS" means all of the transactions contemplated by this Agreement and the Asset Purchase Agreement, including, but not limited to:

                  (a)  the  sale  of  the  Shares  by  Reorganized   Company  to
Subscriber;

                  (b) the execution, delivery, and performance of the Cash Flow Instrument;

                  (c) the execution, delivery, and performance of the Settlement Agreement;

                  (d)  the   execution,   delivery,   and   performance  of  the
Liquidating Trust Agreement;

                  (e) the execution, delivery, and performance of the Additional Covenants Agreement;

                  (f) the execution, delivery, and performance of the Asset Purchase Agreement;

                  (g) the performance by Subscriber, Debtor and the Reorganized Company of their respective covenants and obligations under this Agreement;

                  (h) Asset Company's acquisition of the Purchased Assets; and

                  (i) Subscriber's acquisition and ownership of the Shares and assumption of control over the Reorganized Company.

                  "CONTRACT" means any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

                  "DEBTOR" has the meaning given in the first paragraph of this Agreement.

                  "DEBTOR DEFINITIVE AGREEMENTS" means this Agreement, the Settlement Agreement, the Liquidating Trust Agreement, the Asset Purchase Agreement and the Additional Covenants Agreement.

                  "DEBTOR-IN-POSSESSION" means a debtor in a case filed under Chapter 11 of the Bankruptcy Code that retains possession of the assets constituting the bankruptcy estate and manages the estate for the benefit of the debtor's creditors under the powers and supervision of the Bankruptcy Court.

                  "DEEMED SHORT YEAR" has the meaning given in Section 3.5.2(b).

                  "DIP FINANCING AGREEMENT" means the Master Repurchase Agreement, Annex I to such Master Repurchase Agreement, the Margin Agreement and the related agreements, annexes and exhibits entered into between Debtor and Goldman, Sachs & Co., pursuant to which Goldman, Sachs & Co. extended a credit facility in the approximate initial principal amount of $33,600,000.


                  "DISCLOSURE SCHEDULES" means the schedules attached to this Agreement and delivered by Debtor to Subscriber concurrently with the execution and delivery of this Agreement.

                  "DISCLOSURE STATEMENT" means the disclosure statement filed in Bankruptcy Court with respect to the Plan of Reorganization, as amended.

                  "DISTRIBUTION" shall have the meaning given in Section 2.3.2.

                  "ELIGIBLE INVESTMENTS" means the following:

                  (1) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (2) federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by a nationally recognized statistical rating organization;

                  (3) commercial paper (having original maturities of not more than 30 days) rated in its highest rating by a nationally recognized statistical rating organization; and

                  (4) investments in money market funds rated in its highest rating by a nationally recognized statistical rating organization.

                  "ENCUMBRANCE" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

                  "FACTOR" means one, if the Subscriber Election is not made and otherwise means (i) $38,500,000 minus the aggregate amount of any Subscriber Contributions, divided by (ii) $38,500,000.

                  "FINANCING TRANSACTION" means any nonrecourse borrowing or any borrowing with recourse solely to a bankruptcy remote special purpose entity in respect of the Reorganized Company or the Asset Company, which borrowing is secured by, and on which principal and/or interest payments are made primarily from cash flows on, the related Assets or Purchased Assets and entered into primarily for the purpose of distributing Proceeds. Financing Transaction also includes all incremental borrowings from the reserve funds created for Trust Series 1995-2, 1996-1, and 1996-3.

                  "FLORIDA CASE" means Oceanmark Bank F.S.B. v. Norwest Bank Minnesota, N.A. and Advanta Mortgage Corp., USA, a lawsuit filed in the state of Florida by Oceanmark Bank, F.S.B., and all related litigation in the Bankruptcy Court.

                  "FLORIDA CASE RESOLUTION" has the meaning given in Section 2.3.4.

                  "FLORIDA RESERVE" has the meaning given in Section 2.3.4.

                  "GOVERNMENTAL AUTHORIZATION" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

                  "GOVERNMENTAL BODY" means any:

                           (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

                           (b) federal,  state,  local,  municipal,  foreign, or
                  other government;

                           (c) governmental or  quasi-governmental  authority of
                  any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                           (d) multi-national organization or body; or

                           (e) body  exercising,  or entitled to  exercise,  any
                  administrative,   executive,  judicial,  legislative,  police,
                  regulatory, or taxing authority or power of any nature.

                  "HEDGING GAINS" means any realized gains of the Reorganized Company on hedging transactions.

                  "HEDGING LOSSES" means any realized losses of the Reorganized Company on hedging transactions.

                  "HOLDER" means the holder of the Cash-Flow Instrument.

                  "HOLDER-ALLOCATED EXPENSES" has the meaning given in Section 2.3.1.

                  "HOLDER EXPENSE LOAN" means a loan by Subscriber or a Related Person of Subscriber to Holder solely for the purpose of funding Holder Allocated Expenses to the extent the Reserve is insufficient; Holder Expense Loan to bear interest at a per annum rate equal to LIBOR plus 350 basis points (calculated on an actual 360-day basis).

                  "HOLDER TAX ADJUSTMENT AMOUNT" means, in the event the Reorganized Company Tax Attributes are more than $81,000,000, the lesser of the Tax Adjustment Amount and $1,500,000; otherwise zero.

                  "HSR ACT" means the Hart-Scott Rodino Antitrust Improvements Act of 1976 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

                  "IO CERTIFICATE" means each of the certificates included among the Purchased Assets, representing subordinated interest-only REMIC regular interests in the related Securitization Trusts (or, in the case of the Series 1998-H1 Securitization Trust, a subordinated non-REMIC equity interest).

                  "KNOWLEDGE" of a Person (other than an individual) exists with respect to a particular fact or other matter if any individual who is, or was, a director, officer, partner, executor, or trustee (or held a position of similar status) of such Person has Knowledge of such fact or matter, and Knowledge of an individual exists with respect to a particular fact or other matter where:

                  (a) the individual has actual awareness of the fact or matter; or

                  (b) a prudent individual could reasonably be expected to discover or otherwise become aware of the fact or matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or matter.

                  "LEGAL REQUIREMENT" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

                  "LIABILITIES" has the meaning given in Section 2.1.2.

                  "LIBOR" means the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen page 3750 (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major bonds), at 11:00 a.m., London time, on the relevant date.

                  "LIQUIDATING TRUST" means the liquidating trust established for the benefit of the Company's creditors in the Bankruptcy Case.

                  "LIQUIDATING TRUST AGREEMENT" means the trust agreement establishing the Liquidating Trust by and between the Company acting for the benefit of the respective creditors entitled to the trust assets and the trust's initial trustees.

                  "MASTER SERVICING" means master loan servicing rights under the Pooling and Servicing Agreements.

                  "MATERIAL   DOCUMENTS"   has  the  meaning  given  in  Section
2.6.1(c).

                  "MATERIAL INTEREST" means, for purposes of the definition of Related Person, a direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 25% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 25% of the outstanding equity securities or equity interests in a Person.

                  "ORDER" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

                  "ORDINARY COURSE OF BUSINESS" means an action taken by a Person if:

                           (a) such action is consistent with the past practices
                  of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

                           (b) such action is not required to be  authorized  by
                  the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and is not required to be specifically authorized by the parent company (if any) of such Person; and

                           (c) such  action is similar in  nature,  standard  of
                  quality, and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

                  "ORGANIZATIONAL DOCUMENTS" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the operating agreement and articles or certificate of organization of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

                  "OUT-OF-POCKET  EXPENSES"  has the  meaning  given in  Section
2.3.3.

                  "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

                  "PLAN OF REORGANIZATION" is the plan of reorganization filed by the Company in the Bankruptcy Case, as may be amended or supplemented.

                  "POOLING AND SERVICING AGREEMENTS" means the Pooling and Servicing Agreements (or the Trust Agreement and Indenture and Servicing Agreement with respect to the Series 1998-H1 Securitization Trust) entered into by the Company (or one of its Subsidiaries) with respect to each of the securitization transactions engaged in by the Company (or one of its Subsidiaries) between 1995 and 1998.

                  "PREFERRED RETURN" means, after a Subscriber Contribution shall have been made and unless the Subscriber elects not to receive a Preferred Return, the return of cash in an amount equal to the Subscriber Contribution plus 15% per annum of the unpaid balance of the Subscriber Contribution until the Subscriber Contribution shall have been returned in full.

                  "PREPETITION TAX LIABILITIES" means the Tax liabilities of Company arising prior to October 1, 1998.

                  "PROCEEDING" means any action, arbitration, audit, case, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  "PROCEEDS" means the cash amount realized from an arms-length sale, transfer or Financing Transaction, net of direct Out-of-Pocket Expenses.

                  "PURCHASE AGREEMENT" or "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of May 5, 1999, between Debtor and Asset Company.

                  "PURCHASE PRICE", has the meaning given in Section 2.2.

                  "PURCHASED ASSETS" has the meaning given in Section 2.1 of the Asset Purchase Agreement.

                  "RELATED PERSON" means, with respect to a specified Person other than an individual:

                           (a) any Person that directly or indirectly  controls,
                  is directly or indirectly controlled by, or is directly or indirectly under common control with such specified

                  Person;

                           (b) any Person that holds a Material Interest in such
                  specified Person;

                           (c) each Person  that serves as a director,  officer,
                  partner, executor, or trustee of such specified Person (or in a similar capacity), and each Person who is married to, resides with, or related within the second degree to any such director, officer, partner, executor, trustee, or Person in a similar capacity;

                           (d) any Person in which such specified Person holds a
                  Material Interest;

                           (e) any Person with  respect to which such  specified
                  Person serves as a general partner or a trustee (or in a similar capacity); and

                           (f) any Related Person of any individual described in
                  clause (b) or (c).

                  "RELATED PERSON EXPENSES" has the meaning given in Section 2.3.3(b)(iv).

                  "REMIC" means a real estate mortgage investment conduit within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended.

                  "REO" means real estate held for sale by the Company as master servicer for the Company Master Servicer Trusts for the benefit of the related Securitization Trust.

                  "REORGANIZED COMPANY" has the meaning given in the Recitals to this Agreement.

                  "REORGANIZED COMPANY TAX ATTRIBUTES" means the sum of the Reorganized Company's net operating losses plus the excess of the tax basis of its assets over their fair market value in the agreed amount of $79,000,000, to be calculated as of the end of the Short Year or Deemed Short Year as: (a) total capital contributed by the Company's shareholders, (b) minus any distributions to Company shareholders or other payments that were not deductible or for which the Company did not receive full basis for federal income tax purposes, (c) plus retained after-tax income for the period prior to the Company's initial public offering as reported for federal income tax purposes, and (d) plus the Company's excess inclusion income for federal income tax purposes for the taxable periods after the Company's initial public offering through Closing less Taxes paid, as such amount may be adjusted on any Tax Attribute Determination Date.

                  "REPRESENTATIVE" means, with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

                  "REQUIRED  CAPITAL  CONTRIBUTIONS"  has the  meaning  given in
Section 2.3.7.

                  "RESERVE" means a funded account equal to an amount reasonably calculated by

Subscriber to be sufficient to cover any Out-of Pocket Expenses estimated to occur during the following twelve months, but in no event more than $100,000.

                  "RESIDUAL CASH FLOWS" has the meaning given in Section 2.3.1(a)(ii).

                  "RESIDUAL CERTIFICATE" means each of the certificates included
among  the  Assets,   representing  the  REMIC  residual  interests  in  certain
Securitization Trusts.

                  "SECURITIES ACT" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

                  "SECURITIZATION TRUST" means the trusts into which pools of mortgage loans were deposited pursuant to the 13 securitization transactions entered into by the Company (or one of its Subsidiaries) between 1995 and 1998 and which in turn issued various classes of mortgage securities representing interests in, or in the case of the Series 1998-H1 Securitization Trust, secured by, the trust assets.

                  "SERIES 1998-H1" means the Series 1998-H1 Securitization Trust and related Master Servicing, Servicing Agreement, IO Certificates and equity interest certificates, and rights to receive prepayment penalty income with respect to such trust.

                  "SETTLEMENT AGREEMENT" has the meaning given in Section 2.6.1(e).

                  "SHARES" has the meaning given in the Recitals to this Agreement.

                  "SHORT YEAR" has the meaning given in Section 3.5.2(a).

                  "SHORT-YEAR INCOME" has the meaning given in Section 3.5.2(a).

                  "SHORT-YEAR   RETURNS"  has  the  meaning   given  in  Section
3.5.3(a).

                  "SHORT-YEAR TAX" has the meaning given in Section 3.5.2(a).

                  "SUBSCRIBER" has the meaning given in the first paragraph of this Agreement.

                  "SUBSCRIBER'S ADVISORS" has the meaning given in Section 5.1.

                  "SUBSCRIBER CONTRIBUTION" means the amount of any funds contributed to the Reorganized Company by Subscriber in order to purchase mortgage loans out of certain Securitization Trusts (including accrued interest and other amounts required to be paid under the applicable Pooling and Servicing Agreements) with respect to loans pursuant to the resolution of the Florida Case if the amount of the Florida Reserve is insufficient to make all of the required purchases.

                  "SUBSCRIBER DEFINITIVE AGREEMENTS" means this Agreement, the Asset Purchase Agreement, Additional Covenants Agreement, the Settlement Agreement, the Cash-Flow Instrument, the [Asset Purchase Agreement Cash-Flow Instrument], the Subservicing Agreement, and the Guarantee.

                  "SUBSCRIBER ELECTION" has the meaning given in Section 6.4.

                  "SUBSERVICING AGREEMENT" has the meaning given in Section 2.7.

                  "SUBSIDIARY" means, with respect to any Person (the "Owner"), any corporation or other Person of which the Owner or one or more of its Subsidiaries holds securities or other interests having the power to elect a majority of that Person's board of directors or similar governing body, or otherwise having the power to direct that Person's business and policies (other than securities or other interests having such power only upon the happening of a contingency that has not occurred).

                  "TAX" and "TAXES" mean all taxes, levies, imposts, duties, charges or withholdings, together with any penalties, fines or interest thereon or other additions thereto imposed by any Governmental Body.

                  "TAX ADJUSTMENT AMOUNT" means the amount calculated as of a Tax Attribute Determination Date in accordance with the following formula (without duplication of adjustments made on any earlier Tax Attribute Determination Date), plus interest accrued at a per annum rate of 10 percent from the Closing Date paid:

                           If  Reorganized  Company  Tax  Attributes  exceed $81
                  million, the Tax Adjustment Amount shall be 15.19 percent of such excess. If Reorganized Tax Attributes are less than $77 million, the Tax Adjustment Amount shall be 15.19 percent of such shortfall.

                  "TAX ATTRIBUTE DETERMINATION DATE" is a date on which the expected Reorganized Company Tax Attributes are determined to be different than $79,000,000 as a result of (a) a final determination by or settlement with the Internal Revenue Service, (b) a mutual determination of the Liquidating Trust and Subscriber, or (c) the issuance of a written opinion from the Tax Expert with respect to those elements of Reorganized Company Tax Attributes not determined by the procedures set forth in clause (a) or (b).

                  "TAX EXPERT" has the meaning given in Section 3.5.7.

                  "TAX RETURN" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

                  "THIRD PARTY" means a Person that is neither the Subscriber nor any Related Person of Subscriber.

                  "THREATENED" means a demand or statement has been made (orally or in writing) or a notice has been given (orally or in writing), or another event has occurred or other circumstances exist, that would lead a prudent Person to conclude that a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

                  "TOTAL CASH FLOWS" has the meaning given in Section 2.3.1(a).

                         OMITTED SCHEDULES AND EXHIBITS

Exhibit 2.6.1(h)    Opinions of Counsel to be Delivered by Debtor

Schedule 3.1.1      Exceptions to Licenses, Permits and Approvals

Schedule 3.5.1      Tax Returns

Schedule 3.6        Governmental Authorizations

Schedule 3.7        Assumed Contracts

Schedule 3.8        Mortgage Loan Litigation

Southern  Pacific  Funding  corporation  will  furnish   supplementally  to  the
Securities and Exchange Commission a copy of any omitted schedule upon request.

                                 SCHEDULE 2.1.2
                             ASSETS AND LIABILITIES

The Assets and Liabilities are all of the assets and liabilities of the Reorganized Company as of the Closing Date, and consist of the following:

ASSETS
------

Residual Certificates, namely:
         Series 1995-1, Class R (61.27%)
         Series 1995-2, Classes R-I (18.26%) and R-II
         Series 1996-1, Class R
         Series 1996-2, Class R
         Series 1996-3, Class R
         Series 1996-4, Class R
         Series 1997-1, Classes R-I and R-II
         Series 1997-2, Classes R-I, R-II, and R-III
         Series 1997-3, Classes R-I and R-II
         Series 1997-4, Classes R-I and R-II
         Series 1998-1, Classes R-I and R-II
         Series 1998-2, Classes R-I and R-II

Servicing Rights for the following Securitization Trusts (master servicing rights for Series 1995-1, 1996-1, 1996-2, 1996-3, 1996-4, 1997-1, 1997-2 and
1997-3 are held by Advanta Mortgage Corp., U.S.A.):
         Series 1995-1
         Series 1996-1
         Series 1996-2
         Series 1996-3
         Series 1996-4
         Series 1997-1
         Series 1997-2
         Series 1997-3
         Series 1997-4
         Series 1998-1
         Series 1998-2
         Series 1998-H1

but in each case excluding all rights to servicer advances and all rights with respect to Mortgage Loans not remaining in any Securitization Trust on the Closing Date.

ASSETS CON'T.
-------------

All of the rights Company has under the Pooling and Servicing Agreements (in any capacity) with respect to the following Securitization Trusts, including where applicable, without limitation, (a) the call rights to purchase mortgage loans from certain Securitization Trusts when the principal balance of the related mortgage loans is less than 10% of the aggregate principal balances of the related mortgage loans on the cut-off date established pursuant to the related Pooling and Servicing Agreement, (b) the rights to purchase loans out of the Securitization Trusts in certain circumstances and (c) the mortgage loans and other proceeds of the exercise of the call rights or subsequent sale of mortgage loans:
         Series 1995-1
         Series 1995-2
         Series 1996-1
         Series 1996-2
         Series 1996-3
         Series 1996-4
         Series 1997-1
         Series 1997-2
         Series 1997-3
         Series 1997-4
         Series 1998-1
         Series 1998-2

The rights Company has (in any capacity) under the Servicing Agreement for the Series 1998-H1 Securitization Trust to purchase mortgage loans out of the Securitization Trust in certain circumstances.

All of the rights  Company  has under the Assumed  Contracts  listed in Schedule
3.7.

All of the Company's rights to borrow funds from the reserve accounts associated with the Series 1995-2, 1996-1, and 1996-3 Securitization Trusts in exchange for the issuance of Company notes to Bankers Trust, as trustee of such Securitization Trusts.

Servicing Platform equipment, furniture, improvements and software located in Santa Rosa, California (leasehold interest) if and only if Subscriber has notified Debtor by May 31, 1999 and the parties have reached an agreement acceptable to them before Closing providing the terms and conditions of such transfer, including price and assumption of liabilities.

Capital stock of Southern Pacific Secured Asset Corp., a special purpose subsidiary of debtor, including its shelf registration statement, if and only if Subscriber has notified Debtor by May 31, 1999, and the parties have reached an agreement acceptable to them by June 8, 1999 providing the terms and conditions of such transfer, including price.

All of the Company's licenses to service mortgage loans.

LIABILITIES

Cash Flow Instrument, dated as of June --, 1999, issued by the Company pursuant to its Plan of Reorganization.

Liabilities of the Reorganized Company under the Settlement Agreement.

Liability to repay the promissory notes issued to the Company to Bankers Trust as trustee of the reserve accounts associated with the Series 1995-2, 1996-1, and 1996-3 Securitization Trusts (the funds of which may be invested in the Company's short-term debt obligations.

                  Liabilities of the Company under the Assumed Contracts listed on Schedule 3.7.

                                  EXHIBIT 2.3.1


         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE COMPANY WITH AN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE COMPANY)
SATISFACTORY TO THE COMPANY IN ITS SOLE JUDGMENT THAT SUCH TRANSFER IS BEING MADE EITHER PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, AND EITHER DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAWS, OR HAS BEEN SO REGISTERED OR QUALIFIED. THE OPINION SHALL ALSO STATE THAT AS A RESULT OF SUCH TRANSFER, THE COMPANY IS UNDER NO OBLIGATION TO REGISTER UNDER THE SECURITIES ACT OF 1934, AS AMENDED, THE INVESTMENT COMPANY ACT OF 1940 OR ANY OTHER FEDERAL OR STATE SECURITIES LAW.

                              CASH FLOW INSTRUMENT

                                                              NEW YORK, NEW YORK
                                                              -------, 1999

         FOR VALUE RECEIVED, the undersigned, SOUTHERN PACIFIC FUNDING CORPORATION ("Company"), a California corporation having its principal place of business at -----------------------------, promises to pay to the order of SPFC LIQUIDATING TRUST ("Holder") at ------------------------------------- the
amounts as provided herein.

         This Cash Flow Instrument (the "Instrument") evidences an obligation incurred pursuant to the Amended Plan of Reorganization (the "Plan") dated May ---, 1999, of Southern Pacific Funding Corporation acting in its capacity as Debtor-in-Possession in its bankruptcy case filed under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Oregon (the "Bankruptcy Case").

         Capitalized terms used in this Instrument and not otherwise defined have the meanings given in Appendix I hereto, which is incorporated into this Instrument by reference.

         This Instrument represents a general obligation of Company, payable from any available funds.

1.       DISTRIBUTIONS

         1.1 Subject to the payment provisions of Section 2.2, Company shall make periodic payments to the Holder of the following:

         (a)  the sum (without duplication) of:

              (i) the Applicable Percentage (initially 100 percent) of all pre-tax cash flows and other amounts, if any, paid or payable in respect of the Asset Cash Flow Instrument (the "Asset Purchase Cash Flows"); and

              (ii) the Applicable Percentage (initially 50 percent) of each of the following (referred to collectively before application of the Applicable Percentage as the "Residual Cash Flows") with respect to the Assets:

                       (A) the aggregate of all pre-tax cash flows from each of the Assets until a sale (or transfer) or Financing Transaction with respect to the related Asset, it being agreed that the cash flows will continue to be payable to Holder after any sale or transfer to a Related Person of Subscriber (other than a sale or transfer to a Related Person of Subscriber for the sole purpose of facilitating a Financing Transaction) or pursuant to a transaction that has not been found by the board of directors of the Company to be an arms-length transaction; plus

                       (B) all pre-tax Proceeds from any sales or transfers of any Asset or portion of an Asset; plus

                       (C) all pre-tax Proceeds from any Financing Transaction entered into by the Company with respect to any of the Assets and all Hedging Gains;

         (the Applicable Percentage of Asset Purchase Cash Flows plus the Applicable Percentage of Residual Cash Flows are the "Total Cash Flows");

         (b)  minus  the  Applicable   Percentage   (initially  50  percent)  of
              otherwise unreimbursed Out-of-Pocket Expenses incurred by the Company (such amounts, the "Holder-Allocated Expenses"); plus

         (c)  any Holder Tax Adjustment Amount.

         1.2 The periodic payment (each a "Distribution") to be made with respect to this Instrument each month for a period commencing on the fifth day of a calendar month and ending on the fourth day of the next calendar month, commencing with ------------- (each such month, a "Cash Flow Period") will equal
(i) the sum of (a) Total Cash Flows received by Company during such Cash Flow Period (or from ---------, 1999, through the last day of the first Cash Flow Period in the case of the first Distribution), plus (b) any previously unpaid Holder Tax Adjustment Amount, minus (ii) Holder-Allocated Expenses not previously applied in reduction of Total Cash Flows.

2.       OUT-OF-POCKET EXPENSES

              2.1.1 Out-of-Pocket Expenses means direct, Third Party out-of-pocket expenses reasonably incurred by the Company or by Subscriber or a Related Person of Subscriber directly on behalf of the Company with respect to the Assets not otherwise reimbursable from a third party and directly related to the ownership, servicing (including without limitation, any transfer of servicing, engagement of sub-servicers, or financing of corporate (i.e., non-principal and interest) servicer advances), maintenance, collection from, realization of value from, evaluation of, protection, financing and sale of Assets, all in the Ordinary Course of Business or with respect to a sale or Financing Transaction.

              2.1.2 For  purposes  of  servicing  fees as  described  in Section
         2.1.1. (including primary and special servicing), Out-of-Pocket Expenses means 35 basis points (except with respect to Securitization Trust 1998-H1, for which Out-of-Pocket Expenses means 75 basis points), together with ancillary fees and investment income on collection accounts.

              2.1.3  Notwithstanding   Section  2.1.1,   Out-of-Pocket  Expenses
         specifically include:

              (i)      Hedging    Losses   and   carrying   costs   of   hedging
                       transactions;

              (ii) transfer fees or other costs charged by the existing servicer or sub-servicer in connection with the transfer of servicing operations;

              (iii)    principal   and   interest   repaid   on  any   Financing
                       Transaction;

              (iv) fees and expenses incurred with respect to Subscriber or a Related Person of Subscriber in connection with a sale or Financing Transaction, but only to the extent such fees are consistent with market rates and industry standards and are approved by the Holder, which approval shall not be unreasonably withheld ("Related Person Expenses"). Related Person Expenses shall be deemed to be approved if not objected to within 21 days after Holder receives a detailed report from the Company together with a request for approval;

              (v) expenses incurred with respect to the Liabilities of the Company;

              (vi) any otherwise reimbursable Third Party expense that the Company has determined to be uncollectible; and

              (vii) the payments, if any, made by the Company with respect to severance payments to employees of the Liquidating Trust.

              2.1.4  Notwithstanding   Section  2.1.1,   Out-of-Pocket  Expenses
         specifically exclude:

              (i) amounts payable by Company to the Reserve pursuant to this Instrument;

              (ii)     any management fees with respect to the Assets; and

              (iii) overhead, salaries and similar expenses of Subscriber or any Related Person of Subscriber, except as permitted pursuant to clause (iv) above.

         2.2 Amounts payable as Distributions from Asset Purchase Cash Flows and Residual Cash Flows shall be applied in the following order:

              (i)      first,  to payment to Subscriber of any unpaid  Preferred
                       Return;

              (ii) second, to the payment to Subscriber on behalf of the Company of any unpaid Company Tax Adjustment Amount;

              (iii)

                       third, to the payment of principal and interest on Holder Expense Loans;

              (iv) fourth, to the funding of the Florida Reserve, if still applicable;

              (v) fifth, to the funding of Holder's share (i.e., 50 percent times the Factor) of the Reserve; and

              (vi) finally, to Holder, in accordance with the payment instructions set forth in Section 8.

         2.3 The Distribution for a particular month will be paid on or before the third business day following the end of the related Cash Flow Period, provided that if the amount to be paid to Holder is less than $100,000, the Company may defer payment (at its option) until the following month (or such later time as the amount to be paid equals or exceeds $100,000).

         2.4 Company agrees to make monthly deposits of its share of the Reserve (i.e., 100 percent minus Holder's share of the Reserve), which amounts shall not constitute an Out-of-Pocket Expense.

         2.5 Company may not sell or transfer any interest in and will not engage in a Financing Transaction with respect to the Asset Cash Flow Instrument.

3.       OBLIGATIONS ABSOLUTE

         The obligations of Company to pay Distributions under this Instrument (in accordance with its terms) shall be absolute and unconditional and shall not be subject to any abatement, reduction, set-off, defense (other than the defense that the amount due has been paid), counterclaim or recoupment ("Abatements") for any reason whatsoever, including without limitation, Abatements due to any present or future claims of Company against Holder under this Instrument or otherwise, or against any other Person for whatever reason.

         It is the express intention of Company and Holder that all Distributions are, and shall continue to be, payable in all events unless the obligation to pay such Distributions is terminated pursuant to the express provisions of this Instrument.

4.       CERTIFICATES

         This Instrument shall be evidenced by one or more certificates (each a "Certificate") issued in fully-registered definitive form. Each Certificate shall set forth on its face the percentage interest that it evidences (its "Percentage Interest") in the amount of each Distribution to be made to Holders. The aggregate Percentage Interest of the Certificates shall at all times equal 100%. The Company shall distribute to the Holders, in accordance with their respective Percentage Interests as reflected in the Certificates, all Distributions with respect to this Instrument. The Certificates shall be executed by manual or facsimile signature on behalf of Company by the president or any vice president and the secretary or any assistant secretary thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of Company shall bind Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Instrument, or be valid for any purpose, unless manually countersigned by the president, any vice president, the secretary or any assistant secretary of Company. All Certificates shall be dated the date of their countersignature.

5.       REGISTRATION; TRANSFER

         Company shall cause to be kept at its principal office a certificate register (the "Certificate Register") in which the Company shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Company shall register Certificates and transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate to Company (and subject to the provisions of this Instrument) Company shall execute, and shall date, countersign and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate Percentage Interest.

         At the option of any Holder, Certificates may be exchanged for other Certificates of a like aggregate Percentage Interest upon surrender of the Certificates to be exchanged to the Company. Whenever any Certificates are so surrendered for exchange, the Company shall execute, and shall date, countersign and deliver, the Certificates which the Holder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Company) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any transfer or exchange of Certificates, but the Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for transfer and exchange shall be canceled by Company.

         No transfer of a Certificate or any interest therein shall be made unless the prospective transferee provides Company with an opinion of counsel (which shall not be at the expense of Company) satisfactory to Company in its sole judgment that such transfer is being made either pursuant to a registration statement that has become effective under the Securities Act or pursuant to an exemption from registration under the Act, and either does not require registration or qualification under any State securities laws, or has been so registered or qualified. The opinion shall also state that as a result of such transfer, the Company is under no obligation to register under the Securities Act of 1934, as amended, the Investment Company Act of 1940 or any other federal or state securities law. The Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

         Prior to the due presentation of a Certificate for registration of transfer, the Company and any agent of the Company may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving Distributions, and for all other purposes whatsoever, and neither the Company nor any agent of Company shall be affected by notice to the contrary. All Distributions shall be made to Holders of record on the last day of the month preceding the month in which made.

6.       MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES

         If (i) any mutilated Certificate is surrendered to the Company, or the Company receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Company such security or indemnity as may be required by it to hold it harmless, then, in the absence of notice to the Company that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Company) in connection therewith. Any duplicate Certificate issued pursuant to this paragraph shall constitute complete and indefeasible evidence of the corresponding Percentage Interest in Distributions, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

7.       NOTICES TO HOLDERS; ACTION

         Whenever notice or other communication to the Holders is required under this Instrument, the Company shall mail all such notices and communications specified herein to Holders as set forth in the Company's books and records.

         Any action required or permitted to be taken under this Instrument by the Holder of the Cash Flow Instrument may be taken only by the Holders of 51% (fifty-one percent) or more of the aggregate Percentage Interests.

8.       PAYMENT INSTRUCTIONS

         Company will pay the Distribution for each Cash Flow Period by wire transfer to:

         NAME ------------------------------
         BANK ------------------------------
         BRANCH ----------------------------
         ACCT. -----------------------------

         Special Instructions:

9.       REMEDIES

         Company and all others who may become liable for the payment of all or any part of the obligations hereunder do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, except for notices expressly provided for in this Instrument.

         Upon the occurrence and during the continuance of any breach by Company of any of its obligations hereunder, Holder shall have all remedies available to Holder at law or in equity, including, without limitation of any other remedies, the right to specifically enforce any of the obligations or duties owing by Company or any other person and the right to also bring an action for money damages.

10.      VENUE; ATTORNEY FEES; GOVERNING LAW

         In any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Instrument may be brought against any of the parties in the courts of the State of Oregon, County of Multnomah, and each of the parties consents to the jurisdiction of such court (and of the appropriate appellate court) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. In connection with any such action or proceeding, the prevailing party will be entitled to recover its costs, including reasonable attorney fees at trial and on any appeal.

         THIS INSTRUMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

                                            SOUTHERN PACIFIC FUNDING CORPORATION

                                            By: --------------------------------

                                            Title: -----------------------------

                                  APPENDIX I TO
                              CASH FLOW INSTRUMENT
                                  DEFINED TERMS

                  Unless the context otherwise requires, capitalized terms used in the Cash Flow Instrument, if not otherwise defined, have the following meanings:

                  "APPLICABLE PERCENTAGE" means, in the case of Asset Purchase Cash Flows, 100% times the Factor and, in the case of Residual Cash Flows and Out-of-Pocket Expenses, 50% times the Factor.

                  "ASSET CASH FLOW INSTRUMENT" means the Asset Cash Flow Instrument issued by Asset Company to Company and dated June , 1999.

                  "ASSET COMPANY" means Goldman, Sachs & Co., a Delaware limited partnership, or its permitted assignees.

                  "ASSETS" means the assets and interests set forth on the Schedule of Assets.

                  "ASSUMED CONTRACTS" means any contract entered into by the Company that is (a) included among the contracts to be assumed by the Company upon the effective date of the Plan of Reorganization and (b) identified on Schedule of Assumed Contracts.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code.

                  "BANKRUPTCY COURT" means the United States Bankruptcy Court for the District of Oregon or such other court or adjunct thereof that exercises jurisdiction over the Bankruptcy Case.

                  "COMPANY TAX ADJUSTMENT AMOUNT" means, in the event the Reorganized Company Tax Attributes are less than $77,000,000, the Tax Adjustment Amount; otherwise zero.

                  "DEBTOR-IN-POSSESSION" means a debtor in a case filed under Chapter 11 of the Bankruptcy Code that retains possession of the assets constituting the bankruptcy estate and manages the estate for the benefit of the debtor's creditors under the powers and supervision of the Bankruptcy Court.

                  "ELIGIBLE INVESTMENTS" means the following:

                  (1) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (2) federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by a nationally recognized statistical rating organization;

                  (3) commercial paper (having original maturities of not more than 30 days) rated in its highest rating by a nationally recognized statistical rating organization; and

                  (4) investments in money market funds rated in its highest rating by a nationally recognized statistical rating organization.

                  "FACTOR" means one, if the Subscriber Election is not made and otherwise means (i) $38,500,000 minus the aggregate amount of any Subscriber Contributions, divided by (ii) $38,500,000.

                  "FINANCING TRANSACTION" means any nonrecourse borrowing or any borrowing with recourse solely to a bankruptcy remote special purpose entity in respect of the Company or the Asset Company, which borrowing is secured by, and on which principal and/or interest payments are made primarily from cash flows on, the related Assets and entered into primarily for the purpose of distributing Proceeds. Financing Transaction also includes an incremental borrowings from the reserve funds created for Trust Series 1995-2, 1996-1 and 1996-3.

                  "FLORIDA CASE" means Oceanmark Bank F.S.B. v. Norwest Bank Minnesota, N.A. and Advanta Mortgage Corp., USA, a lawsuit filed in the state of Florida by Oceanmark Bank, F.S.B., and all related litigation in the Bankruptcy Court.

                  "GOVERNMENTAL BODY" means any:

                       (a)  nation,   state,   county,   city,  town,   village,
                  district, or other jurisdiction of any nature;

                       (b) federal, state, local, municipal, foreign, or other government;

                       (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                       (d)  multi-national organization or body; or

                       (e)  body  exercising,   or  entitled  to  exercise,  any
                  administrative,   executive,  judicial,  legislative,  police,
                  regulatory, or taxing authority or power of any nature.

                  "HEDGING GAINS" means any realized gains of the Company on hedging transactions.

                  "HEDGING LOSSES" means any realized losses of the Company on hedging transactions.

                  "HOLDER EXPENSE LOANS" means a loan by Subservicer or a Related Person of Subscriber to Holder solely for the purpose of funding Holder allocated Expenses to the extent the Reserve is insufficient; Holder Expense Loans to bear interest at a per annum rate equal to LIBOR plus 350 basis points (calculated on an actual 360-day basis).

                  "HOLDER TAX ADJUSTMENT AMOUNT" means, in the event the Reorganized Company Tax Attributes are more than $81,000,000, the lesser of the Tax Adjustment Amount and $1,500,000; otherwise zero.

                  "KNOWLEDGE" of a Person (other than an individual) exists with respect to a particular fact or other matter if any individual who is, or was, a director, officer, partner, executor, or trustee (or held a position of similar status) of such Person has Knowledge of such fact or matter, and Knowledge of an individual exists with respect to a particular fact or other matter where:

                       (a) the individual has actual awareness of the fact or matter; or

                       (b) a prudent individual could reasonably be expected to discover or otherwise become aware of the fact or matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or matter.

                  "LIABILITIES" means the liabilities set forth on the Schedule of Liabilities.

                  "LIBOR" means the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen page 3750 (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major bonds), at 11:00 a.m. London time, on the relevant date.

                  "LIQUIDATING TRUST" means the liquidating trust established for the benefit of the Company's creditors in the Bankruptcy Case.

                  "MATERIAL INTEREST" means, for purposes of the definition of Related Person, a direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 25% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 25% of the outstanding equity securities or equity interests in a Person.

                  "ORDER" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

                  "ORDINARY COURSE OF BUSINESS" means an action taken by a Person if:

                       (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

                       (b) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and is not required to be specifically authorized by the parent company (if any) of such Person; and

                       (c) such action is similar in nature, standard of quality, and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

                  "ORGANIZATIONAL DOCUMENTS" means: (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the operating agreement and articles or certificate of organization of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

                  "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

                  "PLAN OF REORGANIZATION" is the plan of reorganization filed by the Company in the Bankruptcy Case, as may be amended or supplemented.

                  "POOLING AND SERVICING AGREEMENTS" means the Pooling and Servicing Agreements (or the Trust Agreement and Indenture and Servicing Agreement with respect to the Series 1998-H1 Securitization Trust) entered into by the Company (or one of its Subsidiaries) with respect to each of the securitization transactions engaged in by the Company (or one of its Subsidiaries) between 1995 and 1998.

                  "PREFERRED RETURN" means, after a Subscriber Contribution shall have been made and unless the Subscriber elects not to receive a Preferred Return, the return of cash in an amount equal to the Subscriber Contribution plus 15% per annum of the unpaid balance of the Subscriber Contribution until the Subscriber Contribution shall have been returned in full.

                  "PROCEEDING" means any action, arbitration, audit, case, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  "PROCEEDS" means the cash amount realized from an arms-length sale, transfer or Financing Transaction, net of direct Out-of-Pocket Expenses.

                  "RELATED PERSON" means, with respect to a specified Person other than an individual:

                       (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                       (b) any Person that holds a Material Interest in such specified Person;

                       (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity), and each Person who is married to, resides with, or related within the second degree to any such director, officer, partner, executor, trustee, or Person in a similar capacity;

                       (d) any Person in which such specified Person holds a Material Interest;

                       (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

                       (f) any Related Person of any individual described in clause (b) or (c).

                  "REORGANIZED COMPANY" means the Seller after the effective date of the Plan.

                  "REORGANIZED COMPANY TAX ATTRIBUTES" means the sum of the Reorganized Company's net operating losses plus the excess of the tax basis of its assets over their fair market value in the agreed amount of $79,000,000, to be calculated as of the end of the Short Year as: (a) total capital contributed by the Company's shareholders, (b) minus any distributions to Company shareholders or other payments that were not deductible or for which the Company did not receive full basis for federal income tax purposes, (c) plus retained after-tax income for the period prior to the Company's initial public offering as reported for federal income tax purposes, and (d) plus the Company's excess inclusion income for federal income tax purposes for the taxable periods after the Company's initial public offering through Closing less Taxes paid, as such amount may be adjusted on any Tax Attribute Determination Date.

                  "RESERVE" means a funded account equal to an amount reasonably calculated by Subscriber to be sufficient to cover any Out-of Pocket Expenses estimated to occur during the following twelve months, but in no event more than $100,000.

                  "SECURITIES ACT" or "ACT" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

                  "SECURITIZATION TRUST" means the trusts into which pools of mortgage loans were deposited pursuant to the 13 securitization transactions entered into by the Company (or one of its Subsidiaries) between 1995 and 1998 and which in turn issued various classes of mortgage securities representing interests in, or in the case of the Series 1998-H1 Securitization Trust, secured by, the trust assets.

                  "SHORT YEAR" has the meaning given in Section 3.5.2(a).

                  "SUBSCRIBER" means The Goldman Sachs Group Inc.

                  "SUBSCRIBER CONTRIBUTION" means the amount of any funds contributed to the Reorganized Company by Subscriber in order to purchase mortgage loans out of certain Securitization Trusts (including accrued interest and other amounts required to be paid under the applicable Pooling and Servicing Agreements) with respect to the loans pursuant to the resolution of the Florida Case if the amount of the Florida Reserve is insufficient to make all of the required purchases.

                  "SUBSCRIBER ELECTION" means the election made by Subscriber by written notice to Holder not to receive a Preferred Return in connection with a Subscriber Constriubtion.

                  "SUBSIDIARY" means, with respect to any Person (the "Owner"), any corporation or other Person of which the Owner or one or more of its Subsidiaries holds securities or other interests having the power to elect a majority of that Person's board of directors or similar governing body, or otherwise having the power to direct that Person's business and policies (other than securities or other interests having such power only upon the happening of a contingency that has not occurred).

                  "TAX" and "TAXES" mean all taxes, levies, imposts, duties, charges or withholdings, together with any penalties, fines or interest thereon or other additions thereto imposed by any Governmental Body.

                  "TAX ADJUSTMENT AMOUNT" means the amount calculated as of a Tax Attribute Determination Date in accordance with the following formula (without duplication of adjustments made on any earlier Tax Attribute Determination Date), plus interest accrued at a per annum rate of 10 percent from the Closing Date paid:

                           If  Reorganized  Company  Tax  Attributes  exceed $81
                  million, the Tax Adjustment Amount shall be 15.19 percent of such excess. If Reorganized Company Tax Attributes are less than $77 million, the Tax Adjustment Amount shall be 15.19 percent of such shortfall.

                  "TAX ATTRIBUTE DETERMINATION DATE" is a date on which the expected Reorganized Company Tax Attributes are determined to be different than $79,000,000 as a result of (a) a final determination by or settlement with the Internal Revenue Service, (b) a mutual determination of the Liquidating Trust and Subscriber, or (c) the issuance of a written opinion from the Tax Expert with respect to those elements of Reorganized Company Tax Attributes not determined by the procedures set forth in clause (a) or (b).

                  "THIRD PARTY" means a Person that is neither the Subscriber nor any Related Person of Subscriber.

                               SCHEDULE OF ASSETS

Residual Certificates, namely:
         Series 1995-1, Class R (61.27%)
         Series 1995-2, Classes R-I (18.26%) and R-II
         Series 1996-1, Class R
         Series 1996-2, Class R
         Series 1996-3, Class R
         Series 1996-4, Class R
         Series 1997-1, Classes R-I and R-II
         Series 1997-2, Classes R-I, R-II, and R-III
         Series 1997-3, Classes R-I and R-II
         Series 1997-4, Classes R-I and R-II
         Series 1998-1, Classes R-I and R-II
         Series 1998-2, Classes R-I and R-II

Servicing Rights for the following Securitization Trusts (master servicing rights for Series 1995-1, 1996-1, 1996-3, 1996-4, 1997-1, 1997-2 and 1997-3 are
held by Advanta Mortgage Corp., U.S.A.):
         Series 1995-1
         Series 1996-1
         Series 1996-2
         Series 1996-3
         Series 1996-4
         Series 1997-1
         Series 1997-2
         Series 1997-3
         Series 1997-4
         Series 1998-1
         Series 1998-2
         Series 1998-H1

but in each case excluding all rights to servicer advances and all rights with respect to Mortgage Loans not remaining in any Securitization Trust on the Closing Date.

------------------

All of the rights Company has under the Pooling and Servicing Agreements (in any capacity) with respect to the following Securitization Trusts, including where applicable, without limitation, (a) the call rights to purchase mortgage loans from certain Securitization Trusts when the principal balance of the related mortgage loans is less than 10% of the aggregate principal balances of the related mortgage loans on the cut-off date established pursuant to the related Pooling and Servicing Agreement, (b) the rights to purchase loans out of the Securitization Trusts in certain circumstances and (c) the mortgage loans and other proceeds of the exercise of the call rights or subsequent sale of mortgage loans:

         Series 1995-1
         Series 1995-2
         Series 1996-1
         Series 1996-2
         Series 1996-3
         Series 1996-4
         Series 1997-1
         Series 1997-2
         Series 1997-3
         Series 1997-4
         Series 1998-1
         Series 1998-2

The rights Company has (in any capacity) under the Servicing Agreement for the Series 1998-H1 Securitization Trust to purchase mortgage loans out of the Securitization Trust in certain circumstances.

All of the rights Company has under the Assumed Contracts listed in the attached Schedule of Assumed Contracts.

All of the Company's rights to borrow funds from the reserve accounts associated with the Series 1995-2, 1996-1, and 1996-3 Securitization Trusts in exchange for the issuance of Company notes to Bankers Trust, as trustee of such Securitization Trusts.

Servicing Platform equipment, furniture, improvements and software located in Santa Rosa, California (leasehold interest) if and only if Subscriber has notified Debtor by May 31, 1999 and the parties have reached an agreement acceptable to them before Closing providing the terms and conditions of such transfer, including price and assumption of liabilities.

The  Holder's  interest  in  the  Reserve  created  pursuant  to the  Cash  Flow
Instrument.

------------------

Capital stock of Southern Pacific Secured Asset Corp., a special purpose subsidiary of debtor, including its shelf registration statement, if and only if Subscriber has notified Debtor by May 31, 1999, and the parties have reached an agreement acceptable to them by June 8, 1999 providing the terms and conditions of such transfer, including price.

All of the Company's licenses to service mortgage loans.

Any securities and tangible non-cash consideration received in a sale or transfer of any Assets to a non-Related Person of The Goldman Sachs Group, Inc., ("Subscriber"), including any securities retained by the Company in connection with the Securitization of any Assets.

                             SCHEDULE OF LIABILITIES


Liabilities of the Company under the Settlement Agreement.

Liability to repay the promissory notes issued to the Company to Bankers Trust as trustee of the reserve accounts associated with the Series 1995-2, 1996-1, and 1996-3 Securitization Trusts (the funds of which may be invested in the Company's short-term debt obligations.

Liabilities of the Company under the Assumed Contracts listed on Schedule of Assumed Contracts.

                          SCHEDULE OF ASSUMED CONTRACTS

The  following   Contracts  are  Assumed  Contracts  and  are  included  in  the
Liabilities:

         The Pooling and Servicing Agreements including all amendments and supplements thereto, with respect to the following Securitization
         Trusts:

                  Series 1995-1
                  Series 1995-2
                  Series 1996-1
                  Series 1996-2
                  Series 1996-3
                  Series 1996-4
                  Series 1997-1
                  Series 1997-2
                  Series 1997-3
                  Series 1997-4
                  Series 1998-1
                  Series 1998-2
                  Series 1998-H1

         Letter agreement with Advanta Mortgage Corp., USA, providing for the Company to receive 15 basis points of Advanta Mortgage Corp., USA's 50 basis-point servicing fee (unless Subscriber gives notice to Company prior to May 31, 1999 to reject such agreement, in which case such agreement shall not be an Asset).

         Letter agreement with Advanta Mortgage Corp., USA, dated January 22, 1999 giving the Company the option to terminate Advanta Mortgage Corp., USA as master servicer of certain Securitization Trusts.

         Life-of-Loan Real Estate Tax Monitoring Agreement with Transamerica Corporation.

                                  EXHIBIT 2.4.1
                                       and
                                   EXHIBIT 5.1


                         ADDITIONAL COVENANTS AGREEMENT

                  THIS ADDITIONAL COVENANTS AGREEMENT is entered into as of June --, 1999, by and between SOUTHERN PACIFIC FUNDING CORPORATION, a California corporation ("Company") and the SPFC LIQUIDATING TRUST established for the benefit of the creditors of Southern Pacific Funding Corporation in connection with the case filed by the Company under Chapter 11 of the United States Bankruptcy Code (the "Liquidating Trust") GOLDMAN, SACHS & CO., a Delaware limited partnership ("Asset Company"), and THE GOLDMAN SACHS GROUP, INC., a Delaware corporation ("Subscriber").

                                    RECITALS
                                    --------

A. On October 1, 1998, Company filed for bankruptcy under Chapter 11 of the Bankruptcy Code (the "Bankruptcy Case") in the United States Bankruptcy Court for the District of Oregon (the "Bankruptcy Court").

B. On May --, 1999, Company filed its amended "Plan of Reorganization" with the Bankruptcy Court. The Plan of Reorganization was confirmed by the Bankruptcy Court pursuant to the "Confirmation Order" entered on June --, 1999.

C. As of May 21, 1999, Company entered into an Amended and Restated Asset Purchase Agreement with Goldman, Sachs & Co., ( "Asset Purchase Agreement").

D. As of May 21, 1999, Company entered into an Amended and Restated Stock Subscription and Purchase Agreement with The Goldman Sachs Group, Inc., as Subscriber (the "Stock Subscription and Purchase Agreement").

E. Pursuant to the Confirmation Order and the Asset Purchase Agreement, the Purchased Assets were sold by Company to Asset Company.

F. Also pursuant to the Confirmation Order and the Stock Subscription and Purchase Agreement, Company canceled all of its capital stock outstanding prior to the effective date of the Plan of Reorganization and issued 10,000 shares of common stock, constituting all of the capital stock of Company, to Subscriber (or one of its affiliates).

G. Also pursuant to the Confirmation Order and the Stock Subscription and Purchase Agreement, certain of the assets and liabilities of the Company were transferred to the Liquidating Trust. The Stock Subscription and Purchase Agreement contemplates that Company, the Liquidating Trust and the other parties hereto enter into this Additional Covenants Agreement.

                                   AGREEMENTS
                                   ----------

                  The Liquidating Trust, Company, Subscriber, and Asset Company intending to be bound, hereby agree as follows:

                  1. DEFINITIONS

                  For  purposes  of  this  Agreement,   capitalized   terms  not
otherwise defined have the meanings given in Appendix I, attached hereto and incorporated herein.

                  2. PAYMENTS FROM PROCEEDINGS

                  Company will distribute to the Liquidating Trust any payments it has received or receives as a result of Company prevailing in any Proceeding against third parties for activities occurring prior to the closing of the Stock Subscription and Purchase Agreement, except that Company will retain any payments received with respect to any Proceeding that (a) is related to one or more particular mortgage loans held in the Securitization Trusts on the Closing Date, (b) affects the interests or performance of the master servicer of such loans, such as a claim that Company, as master servicer, may bring on behalf of a Securitization Trust, or (c) is related to failure by the trustee under any Securitization Trust or any Prepayment Penalty Trust Certificates to properly calculate the cash flows to the certificate holders from any such Trust or Certificate.

                  3. BOOKS AND RECORDS

                  The Liquidating Trust will provide Company access to the books and records of Company, and the opportunity to make copies at its expense. Upon dissolution of the Liquidating Trust, all such books and records shall be delivered by the Liquidating Trust to Company.

                  4. THE FLORIDA RESERVE

                  Company will deposit the  Distributions  for each month (after any payments required to be made to Subscriber as a result of an unpaid Preferred Return, or unpaid Company Tax Adjustment Amount, or payments on Holder Expense Loans) into a segregated reserve account (the "Florida Reserve") for a period of time. The funds deposited in the Florida Reserve will be invested at the direction of Company only in Eligible Investments for the benefit of Holder (Holder shall be responsible to report such investment income and pay income taxes thereon) and may be used (together with any income on Eligible Investments) by Company to purchase each and every mortgage loan out of
Securitization Trusts in the amount and as specified in the settlement or finding referred to below (including accrued interest and other amounts required to be paid under the applicable Pooling and Servicing Agreement) pursuant to the requirements of a binding settlement or a finding that any such mortgage loans are owned by or encumbered in favor of Oceanmark Bank F.S.B. in a final, unappealable judgment entered by a court of competent jurisdiction with respect to the Florida Case (such settlement or judgment, the "Florida Case Resolution"). When the obligations of the Company under the Florida Case Resolution are fully satisfied, Company will immediately release all remaining funds in the Florida Reserve to Holder.

                  5. SUBSCRIBER CONTRIBUTION

                  Subscriber agrees to make a Subscriber Contribution to the extent necessary to satisfy Reorganized Company's obligations to purchase each and every mortgage loan out of Securitization Trusts as specified in the settlement or finding referred to below (including accrued interest and other amounts required to be paid under the applicable Pooling and Servicing
Agreement) pursuant to the Florida Case Resolution to the extent the funds contained in the Florida Reserve established pursuant to this Agreement (plus any funds provided by or on behalf of the Liquidating Trust, in each case in its sole and absolute discretion) are insufficient to satisfy such obligations at the time such obligations are due. Within 30 days of making a Subscriber Contribution, Subscriber must elect by delivering written notice to Holder of its election not to receive a Preferred Return (the "Subscriber Election"). If no election is made, Subscriber will be deemed to have elected to receive a Preferred Return.

                  6. REQUIRED CAPITAL CONTRIBUTIONS

                  Subscriber agrees to make capital contributions to Company each month in cash to the extent the Residual Cash Flows remaining after payment of Distributions together with the proceeds of any Holder Expense Loan made during such month are insufficient to pay all expenses and liabilities of Company together with the requirement to fund the Reserve pursuant to the Cash Flow Instrument (such contributions, the "Required Capital Contributions"), subject to the limitation that Required Capital Contributions to pay an unpaid Holder Tax Adjustment Amount may be limited during any month to an amount equal to all pre-tax cash flows and other amounts, if any, paid or payable in respect of the Asset Cash Flow Instrument minus the Out-of-Pocket Expenses plus the Holder-Allocated Expenses for the month.

                  Required Capital Contributions are not entitled to a preferred return of any kind and no portion of the Required Capital Contributions shall be eligible for treatment as Out-of-Pocket Expenses.

                  7. INFORMATION; REPORTS; COOPERATION

                  Company and Asset Company will provide Holder the following information and reports:

         (a) All reports pertaining to the Assets and the Purchased Assets received by Company from Asset Company or Third Parties, including without limitation, any master servicer or subservicer (each, a "Third Party Report"). Company and Asset Company will provide Third Party Reports to Holder monthly.

         (b) Annual investor level reports ("Investor Reports") containing information in reasonable detail on the Assets and the Purchased Assets, a description of the management activities and decisions related to the Assets and the Purchased Assets, financial statements (including balance sheet, income statement, and cash flow statements), and proposed management plans for the next year. Each Investor Report shall contain information that a reasonably prudent investor would be interested in receiving with respect to its investment.

         (c) Meetings, upon reasonable request by Holder, with a person designated by the Holder and a person designated by Company or Asset Company (with knowledge of the management activities respecting the Assets and the Purchased Assets) to discuss the management of the Assets and the Purchased Assets, receive comments from the person designated by the Holder, and prompt responses to such designated person (which may be oral or written) to questions or requests (including loan data tapes) for information that a reasonably prudent investor would be interested in receiving with respect to its investment.

                  In the event Holder desires to sell all or a portion of its interest, Company and Asset Company will cooperate with Holder and will promptly provide all necessary information reasonably requested by Holder to facilitate the sale.

                  8. ASSET MANAGEMENT; STANDARDS

                  Company and Asset Company will manage the Assets and the Purchased Assets in accordance with the following standards:

         (a) All loan servicing activities will be managed in a manner consistent with industry standards, including industry servicing standards related to the subprime credit mortgage market; provided that to the extent that such standards conflict with the applicable Pooling and Servicing Agreements such agreements shall govern.

         (b) The Assets and the Purchased Assets will be managed with the same care and diligence and in a manner consistent with the manner in which other similar assets of the Subscriber and Related Persons of Subscriber are managed;

         (c) The Assets and the Purchased Assets will be managed in a manner consistent with the economic interests of both Holder and Company;

         (d) No repurchase agreement will be entered into with respect to the Assets or the Purchased Assets; and

         (e) The Assets and the Purchased Assets will not be used as collateral or security for any transaction other than a Financing Transaction.

                  Company shall affix any Certificates created after the date of this agreement with the legend that appears on the top of the Cash Flow Instrument.

                  9. NO MANAGEMENT FEE

                  Neither Subscriber, Company, Asset Company nor Related Persons of any of the foregoing will be entitled to a management fee in connection with the management of the Assets or the Purchased Assets.

                  10. EQUITY

                  Subscriber or a Related Person of Subscriber shall at all times maintain ownership of at least 80% of the capital stock of Company, after giving effect to any capital stock issued after Closing; provided that the foregoing shall not be deemed to preclude the liquidation or merger of the Company into Subscriber. Company shall not pledge or otherwise encumber the capital stock of Company, except as collateral for a financing that is recourse to Subscriber. Company shall not accept capital contributions except in cash and except as may be required in connection with the Subscriber Contribution or as Required Capital Contributions.

                  11. INDEBTEDNESS

                  (a) Unless Subscriber has delivered to Holder its Guarantee of all obligations of Company to Holder, including without limitation, the performance by Company of its obligation to make Distributions under the Cash Flow Instrument, Company will not incur indebtedness other than:

         (i)      indebtedness necessary to pay Out-of-Pocket Expenses;

         (ii) indebtedness incurred to finance advances under the Pooling and Servicing Agreements; and

         (iii)    Financing Transactions.

                  (b) Unless Subscriber has delivered to Holder its Guarantee of all obligations of Asset Company to Company, including without limitation, the obligation of Asset Company to make distributions under the Asset Cash Flow Instrument, Asset Company will not incur indebtedness other than Financing Transactions.

                  12. SERVICES BY LIQUIDATING TRUST

                  (a) From the Closing Date to the end of the month in which the Closing Date occurs, the liquidating trust will be allowed to retain the servicing income for such period and will, at its expense, hire and utilize former employees of Company to provide loan servicing services to Company for such period. Liquidating Trust will use its reasonable best efforts to maintain the quality of servicing after the Closing Date to a level comparable to the period prior to the closing date.

                  (b)  From  July  31,  1999  to  August  31,  1999  (or as soon thereafter as practicable), Liquidating Trust will utilize former employees of Company and otherwise use its reasonable best efforts to assure a smooth transfer of servicing responsibilities, records and files to the new servicer or servicers as directed by Company. Company shall pay liquidating trust $480,000 as compensation for such services. all other usual and customary costs of servicing transfer (such as servicing transfer fees by the new subservicer, and other costs), except as otherwise specified in the stock subscription and purchase agreement, shall either be paid by the new servicer or servicers or by company (it being understood that the liquidating trust
         is  not  entitled  to  charge  any   additional   fee).

                  13. SERVICING TRANSFER

         Company shall not transfer the Master Servicing Rights unless the prior consent of Holder shall have been obtained; provided that Master Servicing Rights may be Transferred without consent in connection with the Sale of the related Residual Certificate.

 14. ASSET TRANSFERS

                  (a) Unless Subscriber has delivered to Holder its Guarantee of all obligations of Company to Holder, including without limitation, the performance by Company of its obligation to make Distributions under the Cash Flow Instrument, Company will not transfer any Assets to an entity other than a special purpose bankruptcy remote entity with Organizational Documents that prohibit the transferee from incurring indebtedness other than:
                           (i)      indebtedness to pay Out-of-Pocket Expenses;

                           (ii)   indebtedness   incurred  to  finance  servicer
                  advances under the Pooling and Servicing Agreements; and

                           (iii)    Financing Transactions.

                  (b) Unless Subscriber has delivered to Holder its Guarantee of all obligations of Asset Company to Company, including without limitation, the obligation of Asset Company to make distributions under the Asset Cash Flow Instrument, Asset Company will not transfer any Assets to an entity other than a special purpose bankruptcy remote entity with Organizational Documents that prohibit the transferee from incurring indebtedness other than:

                           (i)      indebtedness to pay Out-of-Pocket Expenses;

                           (ii)   indebtedness   incurred  to  finance  servicer
                  advances under the Pooling and Servicing Agreements; and

                           (iii)    Financing Transactions.

Company and Asset Company will not acquire any additional assets (other than cash), by purchase, capital contribution (except for a Subscriber Contribution) or otherwise, other than Asset Proceeds and Purchased Asset Proceeds.

                  15. GUARANTEE

                  Subscriber agrees that its guaranty, if required to be given, shall be substantially in the form attached as Appendix II hereto.

                  16. THIRD PARTY BENEFICIARIES

                  This Additional Covenants Agreement is entered into for the benefit of the parties hereto and for the benefit of the Holder or Holders of the Cash Flow Instrument, which Holder or Holders are expressly acknowledged to be a third party beneficiary or third party beneficiaries of this Additional Covenants Agreement.

                  17. VENUE; ATTORNEY FEES; GOVERNING LAW

                  In any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Additional Covenants Agreement may be brought against any of the parties in the courts of the State of Oregon, county of Multnomah, and each of the parties consents to the jurisdiction of such court (and of the appropriate appellate court) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. In connection with any such action or proceeding, the prevailing party will be entitled to recover its costs, including reasonable attorney fees at trial and on any appeal.

                  18. NOTICES

                  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

Liquidating Trust:                               Asset Company:
------------------                               --------------

SPFC Liquidating Trust                           Goldman, Sachs & Co.
One Centerpointe Drive                           85 Broad Street
Suite 551                                        New York, New York  10004
Lake Oswego, Oregon  97035
                                                 Attention: Marvin Kabatznick
Attention: Kevin D. Padrick                      Facsimile No.:  (212) 346-3568
Facsimile No.:  (503) 598-0662                   Attention: Jay Strauss
                                                 Facsimile No.:  (212) 902-0940
with a copy to:
                                                 with a copy to:
Miller, Nash, Wiener, Hager & Carlsen LLP
111 S.W. Fifth Avenue                            Cadwalader, Wickersham & Taft
Suite 3500                                       100 Maiden Lane
Portland, Oregon  97204                          New York, New York  10038

Attention:  David W. Brown                       Attention: David C.L. Frauman
Facsimile No.:  (503) 224-0155                   Facsimile No.:  (212) 504-6666

Subscriber:                                      Company:
-----------                                      --------

The Goldman Sachs Group, Inc.                    Southern Pacific Funding Corporation
85 Broad Street                                  One Centerpointe Drive
New York, New York  10004                        Suite 551
                                                 Lake Oswego, Oregon  97035
Attention: Marvin Kabatznick
Facsimile No.:  (212) 346-3568                   Attention: Kevin D. Padrick
                                                 Facsimile No.:  (503) 598-0662
Attention: Jay Strauss
Facsimile No.:  (212) 902-0940                   with a copy to:

with a copy to:                                  Miller, Nash, Wiener, Hager & Carlsen LLP
                                                 111 S.W. Fifth Avenue
Cadwalader, Wickersham & Taft                    Suite 3500
100 Maiden Lane                                  Portland, Oregon  97204
New York, New York  10038
                                                 Attention: David W. Brown
Attention:  David C.L. Frauman                   Facsimile No.:  (503) 224-0155
Facsimile No.:  (212) 504-6666

                  19. JURISDICTION; SERVICE OF PROCESS

                  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Oregon, County of Multnomah, or, if it has or can acquire jurisdiction, in the United States District Court or the United States Bankruptcy Court for the District of Oregon, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. In connection with any such action or proceeding, the prevailing party (whether prevailing affirmatively or by means of a successful defense with respect to the issues having the greatest value or importance) will be entitled to recover its costs, including reasonable attorney fees at trial and on any appeal.

                  20. FURTHER ASSURANCES

                  The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the other agreements referred to in this Agreement.

                  21. WAIVER

                  Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, no party will be deemed to have waived any of its rights or privileges under this Agreement or the documents referred to in this Agreement unless the waiver is in writing and no waiver given by a party will be applicable except in the specific instance for which it is given.

                  22. SEVERABILITY

                  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

                  23. SECTION HEADINGS; CONSTRUCTION

                  The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

                  24. TIME OF ESSENCE

                  With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

                  25. NO PARTNERSHIP

                  None of the parties to the Subscriber Definitive Agreements intend that any provision of any Subscriber Definitive Agreement shall be construed as creating a partnership between or among any of the parties thereto. Each party to any of the Subscriber Definitive Agreements agrees that it shall not treat any agreement, arrangement or right thereunder as a partnership for Tax reporting purposes or for the purpose of determining any Tax liability.

                  26. GOVERNING LAW

                  THIS ADDITIONAL COVENANTS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

                  27. COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Additional Covenants Agreement to be effective as of the date set forth above.

SOUTHERN PACIFIC FUNDING                    THE GOLDMAN SACHS GROUP, INC.
CORPORATION

By:                                         By:


Title:                                      Title:


SPFC LIQUIDATING TRUST                      GOLDMAN, SACHS & CO.


By:                                         By:
       Trustee

                                            Title:

                                  APPENDIX I TO
                         ADDITIONAL COVENANTS AGREEMENT
                                  DEFINED TERMS

                  All references in this Appendix I to Sections are references to Sections of this Additional Covenants Agreement unless otherwise specified. Unless the context otherwise requires, capitalized terms used in the Additional Covenants Agreement, if not otherwise defined, have the following meanings:

                  "ADDITIONAL COVENANTS AGREEMENT" and "AGREEMENT" means, when referring to "this Agreement," the Additional Covenants Agreement dated as of June ---, 1999, between Company, Liquidating Trust, Asset Company and Subscriber.

                  "ASSETS" has the meaning given in Schedule 2.1.2 of the Stock Subscription and Purchase Agreement.

                  "ASSET CASH FLOW  INSTRUMENT" has the meaning given in Section
4.1 of the Asset Purchase Agreement.

                  "ASSET COMPANY" means the buyer of assets identified in the first paragraph of the Asset Purchase Agreement or any permitted assignee thereof.

                  "ASSET PURCHASE AGREEMENT" or "PURCHASE AGREEMENT" means the Amended and Restated Asset Purchase Agreement dated as of May 21, 1999, between Debtor and Asset Company.

                  "ASSET PURCHASE CASH FLOWS" has the meaning given in Section 2.3.1(a)(i) of the Stock Subscription and Purchase Agreement.

                  "BANKRUPTCY CASE" has the meaning given in the Recitals to this Agreement.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code.

                  "BANKRUPTCY COURT" has the meaning given in the Recitals to this Agreement.

                  "CASH FLOW INSTRUMENT" has the meaning given in Section 2.3.1 of the Stock Subscription and Purchase Agreement.

                  "CERTIFICATES" means any certificates by Company to represent a beneficial interest in the Cash Flow Instrument.

                  "CLOSING" has the meaning given in Section 2.5 of the Stock Subscription and Purchase Agreement.

                  "CLOSING DATE" means the date and time when Closing actually takes place.

                  "COMPANY" has the meaning given in the first paragraph of this Agreement.

                  "COMPANY TAX ADJUSTMENT AMOUNT" means, in the event the Reorganized Company Tax Attributes are less than $77,000,000, the Tax Adjustment Amount; otherwise zero.

                  "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan of Reorganization.

                  "DIP FINANCING AGREEMENT" means the Master Repurchase Agreement, Annex I to such Master Repurchase Agreement, the Margin Agreement and the related agreements, annexes and exhibits entered into between Debtor and Goldman, Sachs & Co., pursuant to which Goldman, Sachs & Co. extended a credit facility in the approximate initial principal amount of $33,600,000.

                  "DISTRIBUTION" shall have the meaning given in Section 2.3.2 of the Stock Subscription and Purchase Agreement.

                  "ELIGIBLE INVESTMENTS" means the following:

                  (1) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (2) federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by a nationally recognized statistical rating organization;

                  (3) commercial paper (having original maturities of not more than 30 days) rated in its highest rating by a nationally recognized statistical rating organization; and

                  (4) investments in money market funds rated in its highest rating by a nationally recognized statistical rating organization.

                  "FINANCING TRANSACTION" means any nonrecourse borrowing or any borrowing with recourse solely to a bankruptcy remote special purpose entity in respect of the Reorganized Company or the Asset Company, which borrowing is secured by, and on which principal and/or interest payments are made primarily from cash flows on, the related Assets or Purchased Assets and entered into primarily for the purpose of distributing Proceeds. Financing Transaction also includes all incremental borrowings from the reserve funds created for Trust Series 1995-2, 1996-1, and 1996-3.

                  "FLORIDA CASE" means Oceanmark Bank F.S.B. v. Norwest Bank Minnesota, N.A. and Advanta Mortgage Corp., USA, a lawsuit filed in the state of Florida by Oceanmark Bank, F.S.B., and all related litigation in the Bankruptcy Court.

                  "FLORIDA CASE RESOLUTION" has the meaning given in Section 4.

                  "FLORIDA RESERVE" has the meaning given in Section 4.

                  "GOVERNMENTAL BODY" means any:

                           (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

                           (b) federal,  state,  local,  municipal,  foreign, or
                  other government;

                           (c) governmental or  quasi-governmental  authority of
                  any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                           (d) multi-national organization or body; or

                           (e) body  exercising,  or entitled to  exercise,  any
                  administrative,   executive,  judicial,  legislative,  police,
                  regulatory, or taxing authority or power of any nature.

                  "GUARANTEE" means a guarantee to be delivered in accordance with Section 13 and the terms of the Cash Flow Instrument.

                  "HOLDER" means the holder of the Cash Flow Instrument.

                  "HOLDER-ALLOCATED  EXPENSES"  has the meaning given in Section
2.3.1 of the Stock Subscription and Purchase Agreement.

                  "HOLDER TAX ADJUSTMENT AMOUNT" means, in the event the Reorganized Company Tax Attributes are more than $81,000,000, the lesser of the Tax Adjustment Amount and $1,500,000; otherwise zero.

                  "INVESTOR REPORTS" has the meaning given in Section 7(b).

                  "LIQUIDATING TRUST" has the meaning given in the first paragraph of this Agreement.

                  "MASTER SERVICING RIGHTS" means master loan servicing rights under the Pooling ans Servicing Agreements relating to Series 1997-4, 1998-1, 1998-2, and 1998-H1 Securitization Trusts.

                  "MATERIAL INTEREST" means, for purposes of the definition of Related Person, a direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 25% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 25% of the outstanding equity securities or equity interests in a Person.

                  "ORGANIZATIONAL DOCUMENTS" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the operating agreement and articles or certificate of organization of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

                  "OUT-OF-POCKET  EXPENSES"  has the  meaning  given in  Section
2.3.3 of the Stock Subscription and Purchase Agreement.

                  "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

                  "PLAN OF REORGANIZATION" is the plan of reorganization filed by the Company in the Bankruptcy Case, as may be amended or supplemented.

                  "POOLING AND SERVICING AGREEMENTS" means the Pooling and Servicing Agreements (or the Trust Agreement and Indenture and Servicing Agreement with respect to the Series 1998-H1 Securitization Trust) entered into by the Company (or one of its Subsidiaries) with respect to each of the securitization transactions engaged in by the Company (or one of its Subsidiaries) between 1995 and 1998.

                  "PREFERRED RETURN" means, after a Subscriber Contribution shall have been made and unless the Subscriber elects not to receive a Preferred Return, the return of cash in an amount equal to the Subscriber Contribution plus 15% per annum of the unpaid balance of the Subscriber Contribution until the Subscriber Contribution shall have been returned in full.

                  "PREPAYMENT PENALTY TRUST CERTIFICATES" means the certificates included among the Purchased Assets representing interests in prepayment penalty income in respect of the mortgage loans in the Securitization Trusts.

                  "PROCEEDING" means any action, arbitration, audit, case, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  "PROCEEDS" means the cash amount realized from an arms-length sale, transfer or Financing Transaction, net of direct Out-of-Pocket Expenses.

                  "PURCHASED ASSETS" has the meaning given in Section 2.1 of the Asset Purchase Agreement.

                  "RELATED PERSON" means, with respect to a specified Person other than an individual:

                           (a) any Person that directly or indirectly  controls,
                  is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                           (b) any Person that holds a Material Interest in such
                  specified Person;

                           (c) each Person  that serves as a director,  officer,
                  partner, executor, or trustee of such specified Person (or in a similar capacity), and each Person who is married to, resides with, or related within the second degree to any such director, officer, partner, executor, trustee, or Person in a similar capacity;

                           (d) any Person in which such specified Person holds a
                  Material Interest;

                           (e) any Person with  respect to which such  specified
                  Person serves as a general partner or a trustee (or in a similar capacity); and

                           (f) any Related Person of any individual described in
                  clause (b) or (c).

                  "REORGANIZED COMPANY" has the meaning given in the Recitals to the Stock Subscription and Purchase Agreement.

                  "REORGANIZED COMPANY TAX ATTRIBUTES" means the sum of the Reorganized Company's net operating losses plus the excess of the tax basis of its assets over their fair market value in the agreed amount of $79,000,000, to be calculated as of the end of the Short Year as: (a) total capital contributed by the Company's shareholders, (b) minus any distributions to Company shareholders or other payments that were not deductible or for which the Company did not receive full basis for federal income tax purposes, (c) plus retained after-tax income for the period prior to the Company's initial public offering as reported for federal income tax purposes, and (d) plus the Company's excess inclusion income for federal income tax purposes for the taxable periods after the Company's initial public offering through Closing less Taxes paid, as such amount may be adjusted on any Tax Attribute Determination Date.

                  "REQUIRED  CAPITAL  CONTRIBUTIONS"  has the  meaning  given in
Section 6.

                  "RESERVE" means a funded account equal to an amount reasonably calculated by Subscriber to be sufficient to cover any Out-of Pocket Expenses estimated to occur during the following twelve months, but in no event more than $100,000.

                  "RESIDUAL CASH FLOWS" has the meaning given in Section 2.3.1(a)(ii) of the Stock Subscription and Purchase Agreement.

                  "SECURITIZATION TRUST" means the trusts into which pools of mortgage loans were deposited pursuant to the 13 securitization transactions entered into by the Company (or one of its Subsidiaries) between 1995 and 1998 and which in turn issued various classes of mortgage securities representing interests in, or in the case of the Series 1998-H1 Securitization Trust, secured by, the trust assets.

                  "SHORT YEAR" has the meaning given in Section 3.5.2(a) of the Stock Subscription and Purchase Agreement.

                  "STOCK SUBSCRIPTION AND PURCHASE AGREEMENT" has the meaning given in the Recitals to this Agreement.

                  "SUBSCRIBER" has the meaning given in the first paragraph of this Agreement.

                  "SUBSCRIBER CONTRIBUTION" means the amount of any funds contributed to the Reorganized Company by Subscriber in order to purchase mortgage loans out of certain Securitization Trusts (including accrued interest and other amounts required to be paid under the applicable Pooling and Servicing Agreements) with respect to loans pursuant to the resolution of the Florida Case if the amount of the Florida Reserve is insufficient to make all of the required purchases.

                  "SUBSCRIBER DEFINITIVE AGREEMENTS" means this Agreement, the Asset Purchase Agreement, Additional Covenants Agreement, the Settlement Agreement, the Cash-Flow Instrument, the [Asset Purchase Agreement Cash-Flow Instrument], the Subservicing Agreement, and the Guarantee.

                  "SUBSCRIBER ELECTION" has the meaning given in Section 5.

                  "TAX" and "TAXES" mean all taxes, levies, imposts, duties, charges or withholdings, together with any penalties, fines or interest thereon or other additions thereto imposed by any Governmental Body.

                  "TAX ADJUSTMENT AMOUNT" means the amount calculated as of a Tax Attribute Determination Date in accordance with the following formula (without duplication of adjustments made on any earlier Tax Attribute Determination Date), plus interest accrued at a per annum rate of 10 percent from the Closing Date paid:

                           If  Reorganized  Company  Tax  Attributes  exceed $81
                  million, the Tax Adjustment Amount shall be 15.19 percent of such excess. If Reorganized Tax Attributes are less than $77 million, the Tax Adjustment Amount shall be 15.19 percent of such shortfall.

                  "TAX ATTRIBUTE DETERMINATION DATE" is a date on which the expected Reorganized Company Tax Attributes are determined to be different than $79,000,000 as a result of (a) a final determination by or settlement with the Internal Revenue Service, (b) a mutual determination of the Liquidating Trust and Subscriber, or (c) the issuance of a written opinion from the Tax Expert with respect to those elements of Reorganized Company Tax Attributes not determined by the procedures set forth in clause (a) or (b).

                  "TAX EXPERT" has the meaning given in Section 3.5.7 of the Stock Subscription and Purchase Agreement.

                  "THIRD PARTY" means a Person that is neither the Subscriber nor any Related Person of Subscriber.

                  "THIRD PARTY REPORT" has the meaning given in Section 7(a).

                                  APPENDIX II

                                                                          , 1999
Southern Pacific Funding Corporation
ADDRESS

Attention:

Ladies and Gentlemen:

For value received, The Goldman Sachs Group, Inc. (the "Guarantor"), a corporation duly organized under the laws of the State of Delaware, hereby unconditionally guarantees the prompt and complete payment and performance when due, whether by acceleration or otherwise, of all obligations and liabilities, whether now in existence or hereafter arising, of [Goldman Entity], a subsidiary of the Guarantor and a [describe entity] (the "Company"), to SOUTHERN PACIFIC FUNDING CORPORATION AND HOLDER (the "Counterparty") arising out of the assumptions of the obligations of the Guarantor under the Additional Covenants Agreement among the Guarantor, Goldman, Sachs & Co. and the Counterparty dated as of [ ], 1999 (the "Agreement"). This Guaranty is one of payment and not of collection.

The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any obligation or liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or non-payment of any such obligation or liability, suit or the taking of other action by Counterparty against, and any other notice to, the Company, the Guarantor or others.

Counterparty may at any time and from time to time without notice to or consent of the Guarantor and without impairing or releasing the obligations of the Guarantor hereunder: (1) make any change in the terms of any obligation or liability of the Company to Counterparty, (2) take or fail to take any action of any kind in respect of any security for any obligation or liability of the Company to Counterparty, (3) exercise or refrain from exercising any rights against the Company or others, or (4) compromise or subordinate any obligation or liability of the Company to Counterparty including any security therefor. Any other suretyship defenses are hereby waived by the Guarantor.

The Guarantor will not exercise any rights which it may acquire by way of subrogation until all due and unpaid obligations to Counterparty shall have been paid in full. Any amount paid to the Guarantor in violation of the preceding sentence shall be held by Guarantor for the benefit of the Counterparty and shall forthwith be paid to the Counterparty to be credited and applied to the due and unpaid obligations. Subject to the foregoing, upon payment of all such due and unpaid obligations, the Guarantor shall be subrogated to the rights of the Counterparty against the Company with respect to such obligations, and the Counterparty agrees to take at the Guarantor's expense such steps as the Guarantor may reasonably request to implement such subrogation.

The Guarantor agrees to pay all reasonable out-of-pocket expenses (including the reasonable fees and expenses of counsel) incurred in the enforcement or protection of the rights of the Counterparty in

Southern Pacific Funding Corporation
, 1999
Page 3

connection with a breach of the Agreement by the Company or, to the extent incurred after demand under the Guaranty has been made and not timely honored, a breach of this Guaranty by the Guarantor.

The Guarantor may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without prior written consent of the Counterparty, and any purported assignment or delegation absent such consent is void, except for an assignment and delegation of all of the Guarantor's rights and obligations hereunder in whatever form the Guarantor determines may be appropriate to a partnership, corporation, trust or other organization in whatever form that succeeds to all or substantially all of the Guarantor's assets and business and that assumes such obligations by contract, operation of law or otherwise. Upon any such delegation and assumption of obligations, the Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption, in addition, the Counterparty will have the right to assign its rights under the Guaranty in connection with the assignment of the cash flow instrument issued in connection with the Agreement, provided, however, that unless the Guarantor shall have received written notice of any such assignment, it shall be entitled to treat the Counterparty as the beneficiary of this Guaranty for all purposes and shall have no liability to any such assignee.

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR AND COUNTERPARTY AGREE TO THE EXCLUSIVE JURISDICTION OF COURTS LOCATED IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, OVER ANY DISPUTES ARISING UNDER OR RELATING TO THIS GUARANTY.

Very truly yours,

THE GOLDMAN SACHS GROUP, INC.


By:---------------------------
Authorized Officer

                               Exhibit 2.6.1(f)

                       NORWEST/MBIA SETTLEMENT AGREEMENT

                           OUTLINE OF MATERIAL TERMS

1. Critical Exceptions. Mortgage Loans identified by the Trustee underlying the Securitizations with critical document deficiencies that cannot be cured will be repurchased by SPFC, including accrued interest and amounts required to be paid under the applicable Pooling and Servicing Agreement.

2. Document Delivery Amendment. The Pooling and Servicing Agreements will be amended, as necessary, (i) to permit delivery of a copy of a Mortgage Note with a lost note affidavit and (ii) to allow, in lieu of requiring recording assignments to the Trust, the delivery of an opinion of counsel that such recordation is not necessary where allowable.

3. Non-Critical Mortgage Loans. Reorganized SPFC will be required to cover losses on certain of the Mortgage Loans that are incurred due to the Master Servicer's inability to foreclose thereon due to document deficiencies to the extent that such losses are not otherwise covered by the related credit support provided by excess cashflow or over-collateralization. Such obligation is limited to an aggregate amount of $5,000,000 with respect to Series 1996-4, Series 1997-1, Series 1997-3, Series 1997-4, Series 1998-1 and Series 1998-2 and an aggregate amount of $1,700,000 with respect to Series 1997-2 and Series 1998-HI.

4. Phantom Loans. Certain of the Mortgage Loans were inadequately transferred to the Trustee. SPFC will "repurchase" such mortgage loans at an amount equal to the related unpaid principal balances and accrued and unpaid interest thereon (together, without duplication, any related unreimbursed advances which will, in turn, be reimbursed to SPFC).

5. Florida Cases. An affiliate of the Subscriber whose long term debt is rated at least "A" by a nationally recognized statistical rating agency will be obligated to repurchase any Mortgage Loan that is determined in a final unappealable order to be owned or otherwise encumbered by Oceanmark Bank, FSB, at the price set forth in such order. A letter of credit from an entity with the foregoing debt rating in the amount of $10,000,000 to cover the foregoing obligation would also be acceptable.

6. Events of Default for Successor Master Servicer. MBIA will agree to not enforce the loss and delinquency level Events of Default in the Pooling and Servicing Agreements against SPFC prior to September 30, 1999. Thereafter, MBIA will continue such forbearance should the financial condition of an approved and appointed subservicer meet certain specified standards and such subservicer perform its duties in accordance with its guide as audited by MBIA. In the event Advanta is terminated by MBIA as Master Servicer under any Securitization, the holder of the related Residual Certificates will have the right to appoint a successor thereto subject to the approval of MBIA.

7. Releases. SPFC will waive and release all claims against the Trustee that either (i) arise out of or in any way relate to the subject matter of the Settlement Agreement or (ii) are related to the tax administration by Norwest. Any future holder of the residuals will be required to agree to the foregoing release. The Trustee and MBIA will waive and release all claims against SPFC due to the rejection of certain agreements or, with respect to the Trustee, to the extent that claims could have been asserted in its proof of claim. The Trustee and MBIA will be estopped from asserting any Pooling and Servicing Agreement defaults with respect to matters arising as of or prior to the date of assumption thereof.

8. Bankruptcy Considerations. The Settlement Agreement is subject to certain Bankruptcy Court approvals.

         As used herein, "Mortgage Loans" means mortgage loans contained in the Securitization Trust.

                                 SCHEDULE 3.2.2
    CONFLICTS WITH ORGANIZATIONAL DOCUMENTS, LAWS, ASSUMED CONTRACTS--DEBTOR

                                     NONE.

                                 SCHEDULE 4.2.2
      CONFLICTS WITH ORGANIZATIONAL DOCUMENTS, LAWS, CONTRACTS--SUBSCRIBER

                                     NONE.

                                 SCHEDULE 4.2.3
                              CONSENTS-SUBSCRIBER

                                     NONE.